UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

ITEM 1.    REPORTS TO STOCKHOLDERS.

DEC    12.31.18

ANNUAL REPORT

AB FLEXFEETM HIGH YIELD PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee High Yield Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 1

ANNUAL REPORT

February 12, 2019

This report provides management’s discussion of fund performance for AB FlexFee High Yield Portfolio (formerly AB High Yield Portfolio) for the annual reporting period ended December 31, 2018.

Effective February 26, 2018, the Fund implemented a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown prior to February 26, 2018 does not reflect performance fee adjustments and would have been different if the Fund had been managed under the performance (fulcrum) fee arrangement. The Fund subsequently changed its fiscal year-end from October 31 to December 31.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF DECEMBER 31, 2018 (unaudited)

	2 Months	6 Months	12 Months

AB FLEXFEE HIGH YIELD PORTFOLIO[1]

Advisor Class Shares	-3.45%	-3.18%	-2.41%

Markit iBoxx USD Liquid High Yield Index	-2.63%	-1.83%	-1.51%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the two-, six- and 12-month periods ended December 31, 2018, by 0.00%, 0.03% and 0.03%, respectively. Also includes the impact of a reimbursement from the Adviser for trading losses incurred due to a trade entry error, which enhanced the performance of all share classes of the Fund for the two-, six- and 12-month periods ended December 31, 2018, by 0.00%, 0.00% and 0.01%, respectively.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Markit iBoxx USD Liquid High Yield Index, for the two-, six- and 12-month periods ended December 31, 2018.

The Fund underperformed the benchmark for all periods. The Fund’s advisory fee, which is performance-based, was being accrued at its minimum rate. (The actual advisory fee payable by the Fund for its current performance period will be determined based on the Fund’s performance relative to the benchmark as of the end of such period, which runs from February 26, 2018 through December 31, 2019.)

In the 12-month period, security selection detracted from performance, relative to the benchmark, primarily within the other-finance and basic-

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industries sectors. Technology and consumer non-cyclical selections were positive. Industry positioning contributed, as gains from the Fund’s overweight position in the other-finance sector more than offset losses from an overweight in energy. Yield-curve and currency positioning were also positive in the period.

In the six-month period, industry positioning was negative as a result of an overweight to energy and an underweight to media. Security decisions also detracted, as gains from selection within consumer non-cyclicals and other industrials were more than offset by losses from selection within energy, basic industries and capital goods. The Fund’s modestly longer-than-benchmark duration positioning contributed. Currency positioning had no material impact on returns.

In the two-month period, security selection detracted, particularly within the energy and basic-industries sectors, while consumer non-cyclical selection added to returns. Industry allocation was also negative because of an underweight position in media; however, an exposure to treasuries contributed. The Fund’s longer-than-benchmark duration positioning also contributed. Currency positioning had no material impact on returns.

During all periods, the Fund utilized derivatives in the form of futures and interest rate swaps to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to achieve active exposure. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps were used to create synthetic high-yield exposure. Purchased equity options were used to take active exposure. Currency options, both written and purchased, were used to hedge foreign currency exposure. Written and purchased swaptions were used to manage and/or take active yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance over the 12-month period ended December 31, 2018, amid concerns over tighter monetary policy, global trade tensions and geopolitical uncertainty. Developed-market treasuries rallied, while investment-grade securities posted neutral returns, and high-yield and emerging-market debt sectors sold off. The US Federal Reserve raised interest rates four times in 2018 and began to formally reduce its balance sheet, as widely anticipated, but at the very end of the period signaled a possible slowdown in its pace of rate hikes, leading markets to discount anticipated 2019 hikes that had previously been reflected in bond prices. Meanwhile, as announced earlier in the year, the European Central Bank ended its bond buying program in December. Over the period, US yields rose dramatically, with 10- and 30-year Treasury yields touching

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 3

multiyear highs, on the back of higher inflation forecasts and a robust US labor market. Meanwhile, the US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and its European Union partners sparked a flight to quality.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-yield strategy with a global, multi-sector approach. The Team invests in corporate bonds from US and non-US issuers and government bonds from developed and emerging markets, primarily focusing on lower-rated bonds (“junk bonds”), although it may also invest in investment-grade bonds.

INVESTMENT POLICIES

At least 80% of the Fund’s net assets will, under normal circumstances, be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by S&P Global Ratings or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit

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(continued on next page)

default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Markit iBoxx USD Liquid High Yield Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Markit iBoxx USD Liquid High Yield Index consists of USD high-yield bond issues with more than $400 million outstanding, selected to provide a balanced representation of the broad USD high-yield liquid corporate bond universe. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example,

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DISCLOSURES AND RISKS (continued)

generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Performance information prior to July 26, 2016 shown in this report reflects the historical performance of the AB High Yield Portfolio, a series of the AB Pooling Portfolios (the “Accounting Survivor”), adjusted to reflect the expense ratio of Advisor Class shares of the Fund as of July 26, 2016. Upon completion of a reorganization of the Accounting Survivor into the Fund on July 26, 2016, the Fund assumed the performance and financial history of the Accounting Survivor. At the time of the reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies.

Effective February 26, 2018, the Fund implemented a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown prior to February 26, 2018 does not reflect performance fee adjustments and would have been different if the Fund had been managed under the performance (fulcrum) fee arrangement. Effective February 26, 2018, all previously offered shares of the Fund, including Class Z shares, were converted to Advisor Class shares.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/31/2008 TO 12/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB FlexFee High Yield Portfolio Advisor Class shares (from 12/31/2008 to 12/31/2018) as compared to the performance of the Fund’s benchmark.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

ADVISOR CLASS SHARES[2]			5.27%

1 Year	-2.41%	-2.41%

5 Years	3.40%	3.40%

10 Years	11.37%	11.37%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)

ADVISOR CLASS SHARES

1 Year	-2.41%

5 Years	3.40%

10 Years	11.37%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 2.42% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.10% for Advisor Class shares. These waivers/reimbursements may not be terminated before February 29, 2020. Any fees waived and expenses borne by the Adviser through December 31, 2019 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended December 31, 2018.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 11/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$965.50	$0.48	0.29%	$0.49	0.30%
Hypothetical**	$1,000	$1,007.87	$0.49	0.29%	$0.50	0.30%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 61/365 (to reflect the two months period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the two months period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $30.5

1

All data are as of December 31, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 79.5%
Industrial – 70.3%
Basic – 5.9%
AK Steel Corp. 7.50%, 7/15/23	U.S.$	30	$29,800
Berry Global, Inc. 5.125%, 7/15/23		8	7,922
CF Industries, Inc. 4.95%, 6/01/43		10	7,750
5.15%, 3/15/34		55	46,476
5.375%, 3/15/44		57	46,337
7.125%, 5/01/20		14	14,405
Cleveland-Cliffs, Inc. 5.75%, 3/01/25		28	25,165
Commercial Metals Co. 4.875%, 5/15/23		50	47,251
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26(a)		41	38,801
Eldorado Gold Corp. 6.125%, 12/15/20(a)		12	10,954
ERP Iron Ore, LLC 9.039%, 12/31/19(b)(c)(d)(e)(f)(g)		7	7,003
Flex Acquisition Co., Inc. 6.875%, 1/15/25(a)		7	6,240
FMG Resources (August 2006) Pty Ltd. 4.75%, 5/15/22(a)		81	76,389
5.125%, 3/15/23-5/15/24(a)		93	86,331
Freeport-McMoRan, Inc. 3.10%, 3/15/20		28	27,370
3.55%, 3/01/22		183	173,224
3.875%, 3/15/23		31	28,931
5.45%, 3/15/43		25	19,031
Graphic Packaging International LLC 4.75%, 4/15/21		26	25,649
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		29	28,379
Hexion, Inc. 6.625%, 4/15/20		145	115,773
Huntsman International LLC 4.875%, 11/15/20		40	40,118
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)		135	135,699
Lecta SA 6.50%, 8/01/23(a)	EUR	105	111,082

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)(f)(h)(i)	U.S.$	60	$1
Momentive Performance Materials, Inc. 3.88%, 10/24/21		43	45,628
8.875%, 10/15/20(b)(d)(f)(j)		33	– 0	–
New Gold, Inc. 6.25%, 11/15/22(a)		9	7,516
Novelis Corp. 5.875%, 9/30/26(a)		8	7,045
6.25%, 8/15/24(a)		35	32,981
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.75%, 4/30/26(a)		20	18,151
Pactiv LLC 7.95%, 12/15/25		23	22,856
Peabody Energy Corp. 6.00%, 3/31/22(a)		45	44,288
6.375%, 3/31/25(a)		20	18,678
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		105	99,905
Sealed Air Corp. 4.875%, 12/01/22(a)		33	32,727
6.875%, 7/15/33(a)		70	70,578
SPCM SA 4.875%, 9/15/25(a)		58	51,798
Teck Resources Ltd. 5.20%, 3/01/42		36	30,515
5.40%, 2/01/43		32	28,117
8.50%, 6/01/24(a)		4	4,377
United States Steel Corp. 6.25%, 3/15/26		30	26,513
6.875%, 8/15/25		52	48,077
Valvoline, Inc. 5.50%, 7/15/24		7	6,837
W.R. Grace & Co.-Conn 5.125%, 10/01/21(a)		18	17,879
5.625%, 10/01/24(a)		24	24,383

			1,794,930

Capital Goods – 4.0%
A123 Systems, Inc. 3.75%, 4/15/16(b)(c)(f)(h)(k)		21	1,448
Arconic, Inc. 5.90%, 2/01/27		4	3,834
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.75%, 3/15/24(a)	EUR	100	112,201

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.25%, 9/15/22(a)	U.S.$	79	$74,501
4.625%, 5/15/23(a)		17	16,512
7.25%, 5/15/24(a)		3	2,888
Ball Corp. 4.375%, 12/15/20		27	27,304
5.00%, 3/15/22		50	50,251
BBA US Holdings, Inc. 5.375%, 5/01/26(a)		11	10,388
Bombardier, Inc. 5.75%, 3/15/22(a)		183	171,624
6.00%, 10/15/22(a)		35	32,818
6.125%, 1/15/23(a)		5	4,685
7.50%, 12/01/24-3/15/25(a)		56	53,159
BWAY Holding Co. 4.75%, 4/15/24(a)	EUR	105	118,034
7.25%, 4/15/25(a)	U.S.$	4	3,600
Clean Harbors, Inc. 5.125%, 6/01/21		52	51,270
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)		14	13,692
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26		20	21,332
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		5	4,653
GFL Environmental, Inc. 5.375%, 3/01/23(a)		56	49,527
5.625%, 5/01/22(a)		40	37,083
Hulk Finance Corp. 7.00%, 6/01/26(a)		25	21,810
JELD-WEN, Inc. 4.625%, 12/15/25(a)		6	5,280
4.875%, 12/15/27(a)		8	6,880
Mueller Water Products, Inc. 5.50%, 6/15/26(a)		44	42,693
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)		20	19,326
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/25(a)		57	52,250
Stevens Holding Co., Inc. 6.125%, 10/01/26(a)		20	19,726
Summit Materials LLC/Summit Materials Finance Corp. 6.125%, 7/15/23		20	19,752
TransDigm, Inc. 6.00%, 7/15/22		132	129,183
Triumph Group, Inc. 5.25%, 6/01/22		8	6,917

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.75%, 8/15/25	U.S.$	25	$21,715

			1,206,336

Communications - Media – 8.7%
Altice Financing SA 6.625%, 2/15/23(a)		67	64,228
Altice France SA/France 7.375%, 5/01/26(a)		185	169,741
Cablevision Systems Corp. 5.875%, 9/15/22		85	83,649
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		52	48,587
5.00%, 2/01/28(a)		189	173,862
5.125%, 2/15/23		29	27,863
5.125%, 5/01/27(a)		290	270,140
5.25%, 9/30/22		6	6,095
5.375%, 5/01/25(a)		12	11,738
5.75%, 2/15/26(a)		11	10,784
5.875%, 5/01/27(a)		3	2,739
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		16	15,471
Series B 6.50%, 11/15/22		89	89,422
7.625%, 3/15/20		59	58,200
CSC Holdings LLC 5.375%, 2/01/28(a)		200	184,204
6.625%, 10/15/25(a)		3	2,656
DISH DBS Corp. 5.00%, 3/15/23		16	12,895
5.875%, 7/15/22		115	105,335
6.75%, 6/01/21		242	239,909
iHeartCommunications, Inc. 6.875%, 6/15/18(b)(c)(f)(h)		50	9,966
9.00%, 12/15/19(e)(f)		75	50,572
11.25%, 3/01/21(a)(e)(f)		10	6,740
Meredith Corp. 6.875%, 2/01/26(a)		57	56,054
Netflix, Inc. 4.875%, 4/15/28		33	30,112
5.875%, 11/15/28(a)		69	67,155
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.875%, 3/15/25		8	7,848
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(a)		17	15,075
6.875%, 2/15/23(a)		17	15,481

16 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

RR Donnelley & Sons Co. 7.875%, 3/15/21	U.S.$	29	$28,917
Sinclair Television Group, Inc. 5.125%, 2/15/27(a)		9	7,986
5.625%, 8/01/24(a)		40	37,571
6.125%, 10/01/22		17	17,024
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		33	31,599
4.625%, 5/15/23(a)		21	20,120
5.00%, 8/01/27(a)		94	85,850
5.375%, 7/15/26(a)		35	33,079
6.00%, 7/15/24(a)		93	93,611
TEGNA, Inc. 5.125%, 7/15/20		25	25,324
6.375%, 10/15/23		68	68,101
Urban One, Inc. 7.375%, 4/15/22(a)		37	34,697
Virgin Media Finance PLC 4.50%, 1/15/25(a)	EUR	200	226,303
Ziggo Bond Co. BV 5.875%, 1/15/25(a)	U.S.$	18	16,469
Ziggo BV 5.50%, 1/15/27(a)		110	99,133

			2,662,305

Communications - Telecommunications – 7.6%
CB T-Mobile USA, Inc. 4.50%, 2/01/26(b)(c)(d)(f)		152	– 0	–
6.375%, 3/01/25(b)(c)(d)(f)		27	– 0	–
6.50%, 1/15/24-1/15/26(b)(c)(d)(f)		136	– 0	–
CenturyLink, Inc. Series G 6.875%, 1/15/28		65	57,208
Series S 6.45%, 6/15/21		36	36,286
Series T 5.80%, 3/15/22		97	93,554
Embarq Corp. 7.995%, 6/01/36		100	90,175
Frontier Communications Corp. 7.125%, 1/15/23		144	81,992
7.625%, 4/15/24		55	28,145
7.875%, 1/15/27		13	6,279
8.75%, 4/15/22		101	64,423
10.50%, 9/15/22		55	38,147
11.00%, 9/15/25		37	22,966

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GTT Communications, Inc. 7.875%, 12/31/24(a)	U.S.$	6	$5,197
Hughes Satellite Systems Corp. 6.50%, 6/15/19		29	29,424
6.625%, 8/01/26		30	27,560
7.625%, 6/15/21		19	20,008
Intelsat Jackson Holdings SA 5.50%, 8/01/23		88	77,480
8.00%, 2/15/24(a)		10	10,514
8.50%, 10/15/24(a)		35	33,775
9.50%, 9/30/22(a)		53	60,447
9.75%, 7/15/25(a)		56	56,266
Level 3 Financing, Inc. 5.125%, 5/01/23		60	57,891
5.25%, 3/15/26		66	60,891
5.375%, 1/15/24		17	16,193
Level 3 Parent LLC 5.75%, 12/01/22		54	52,600
Qwest Corp. 6.75%, 12/01/21		78	80,045
6.875%, 9/15/33		11	9,940
7.25%, 9/15/25		55	56,397
Sable International Finance Ltd. 6.875%, 8/01/22(a)		27	27,675
Sprint Capital Corp. 6.875%, 11/15/28		31	29,302
8.75%, 3/15/32		102	107,444
Sprint Communications, Inc. 7.00%, 3/01/20(a)		298	306,042
Sprint Corp. 7.625%, 3/01/26		44	43,921
7.875%, 9/15/23		22	22,572
T-Mobile USA, Inc. 4.50%, 2/01/26		192	177,342
4.75%, 2/01/28		4	3,681
6.375%, 3/01/25		27	27,286
6.50%, 1/15/24-1/15/26		136	139,431
Telecom Italia Capital SA 6.375%, 11/15/33		56	49,821
7.20%, 7/18/36		33	31,167
7.721%, 6/04/38		76	75,130
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		29	26,390
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(a)		76	67,532

			2,308,539

18 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.7%
American Axle & Manufacturing, Inc. 6.25%, 4/01/25-3/15/26	U.S.$	90	$81,768
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		69	71,390
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(a)		5	4,395
Exide Technologies 7.00%, 4/30/25(b)(g)(i)(k)		100	55,229
11.00%, 4/30/22(b)(g)(i)		48	38,264
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(a)(g)		58	55,532
Meritor, Inc. 6.25%, 2/15/24		30	28,723
Navistar International Corp. 6.625%, 11/01/25(a)		43	41,556
Tenneco, Inc. 5.00%, 7/15/26		64	49,128
Tesla, Inc. 5.30%, 8/15/25(a)		49	42,626
Titan International, Inc. 6.50%, 11/30/23		47	41,935

			510,546

Consumer Cyclical - Entertainment – 0.6%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/25		7	5,790
5.875%, 11/15/26		6	5,142
Cinemark USA, Inc. 4.875%, 6/01/23		25	24,000
National CineMedia LLC 5.75%, 8/15/26		21	18,561
NCL Corp., Ltd. 4.75%, 12/15/21(a)		12	11,978
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(a)		34	36,028
Six Flags Entertainment Corp. 4.875%, 7/31/24(a)		20	18,942
VOC Escrow Ltd. 5.00%, 2/15/28(a)		52	48,222

			168,663

Consumer Cyclical - Other – 5.9%
Beazer Homes USA, Inc. 5.875%, 10/15/27		16	12,640
6.75%, 3/15/25		34	29,434
8.75%, 3/15/22		18	17,567

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Caesars Entertainment Corp. 5.00%, 10/01/24(b)(k)	U.S.$	11	$13,297
Eldorado Resorts, Inc. 6.00%, 4/01/25		37	35,711
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(a)		55	53,022
Hilton Domestic Operating Co., Inc. 4.25%, 9/01/24		95	89,864
5.125%, 5/01/26(a)		30	28,767
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		43	34,049
10.00%, 7/15/22(a)		22	19,303
10.50%, 7/15/24(a)		7	5,812
KB Home 7.00%, 12/15/21		22	22,562
7.50%, 9/15/22		10	10,512
8.00%, 3/15/20		6	6,022
Lennar Corp. 4.125%, 1/15/22		74	71,234
4.50%, 11/15/19-4/30/24		103	100,624
4.75%, 11/29/27		55	49,924
6.25%, 12/15/21(a)		1	742
6.25%, 12/15/21		22	22,400
8.375%, 1/15/21		20	21,268
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 9/15/26(a)		72	69,428
MDC Holdings, Inc. 5.50%, 1/15/24		36	34,395
5.625%, 2/01/20		23	23,693
6.00%, 1/15/43		70	54,615
Meritage Homes Corp. 7.00%, 4/01/22		29	30,252
MGM Resorts International 4.625%, 9/01/26		35	31,456
5.75%, 6/15/25		4	3,864
6.00%, 3/15/23		20	20,065
6.75%, 10/01/20		25	25,716
7.75%, 3/15/22		16	17,006
8.625%, 2/01/19		45	45,242
PulteGroup, Inc. 5.00%, 1/15/27		128	116,245
5.50%, 3/01/26		4	3,860
6.00%, 2/15/35		57	49,806
7.875%, 6/15/32		17	18,158
Scientific Games International, Inc. 10.00%, 12/01/22		8	8,106

20 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)	U.S.$	50	$45,653
6.125%, 4/01/25(a)		60	53,430
Standard Industries, Inc./NJ 4.75%, 1/15/28(a)		64	53,427
5.375%, 11/15/24(a)		68	64,023
5.50%, 2/15/23(a)		26	25,464
6.00%, 10/15/25(a)		39	36,715
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(a)		33	31,894
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(a)		16	14,763
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(a)		17	16,611
5.875%, 4/15/23(a)		8	7,720
Toll Brothers Finance Corp. 4.875%, 3/15/27		93	84,697
5.875%, 2/15/22		35	35,421
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(a)		25	23,716
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 5/15/27(a)		4	3,530
5.50%, 3/01/25(a)		124	116,521

			1,810,246

Consumer Cyclical - Restaurants – 0.3%
Golden Nugget, Inc. 8.75%, 10/01/25(a)		14	13,438
IRB Holding Corp. 6.75%, 2/15/26(a)		92	79,984

			93,422

Consumer Cyclical - Retailers – 1.6%
Asbury Automotive Group, Inc. 6.00%, 12/15/24		51	49,242
FirstCash, Inc. 5.375%, 6/01/24(a)		7	6,834
Group 1 Automotive, Inc. 5.25%, 12/15/23(a)		79	73,818
Hanesbrands, Inc. 4.625%, 5/15/24(a)		50	46,841
JC Penney Corp., Inc. 6.375%, 10/15/36		15	5,111

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

L Brands, Inc. 5.25%, 2/01/28	U.S.$	19	$16,240
5.625%, 2/15/22-10/15/23		38	37,613
6.875%, 11/01/35		73	61,288
7.00%, 5/01/20		44	44,932
Penske Automotive Group, Inc. 3.75%, 8/15/20		14	13,704
5.50%, 5/15/26		52	48,359
5.75%, 10/01/22		14	13,944
PetSmart, Inc. 7.125%, 3/15/23(a)		60	34,766
Sonic Automotive, Inc. 5.00%, 5/15/23		32	29,172
6.125%, 3/15/27		20	16,880

			498,744

Consumer Non-Cyclical – 11.2%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		49	41,748
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC 5.75%, 3/15/25		145	127,292
6.625%, 6/15/24		22	20,591
Avantor, Inc. 9.00%, 10/01/25(a)		74	73,958
Aveta, Inc. 10.50%, 3/01/21(b)(d)(f)(i)		297	– 0	–
Avon Products, Inc. 6.60%, 3/15/20		12	11,940
Bausch Health Cos., Inc. 5.50%, 3/01/23(a)		102	92,830
5.625%, 12/01/21(a)		122	120,589
5.875%, 5/15/23(a)		155	142,984
Charles River Laboratories International, Inc. 5.50%, 4/01/26(a)		5	4,938
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		79	73,484
6.25%, 3/31/23		28	25,470
8.125%, 6/30/24(a)		63	45,447
DaVita, Inc. 5.00%, 5/01/25		88	79,847
5.125%, 7/15/24		85	79,681
5.75%, 8/15/22		14	13,972
Dean Foods Co. 6.50%, 3/15/23(a)		7	5,637
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(a)(g)		99	94,987

22 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Encompass Health Corp. 5.75%, 9/15/25	U.S.$	30	$29,060
Endo Finance LLC 5.75%, 1/15/22(a)		87	72,847
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(a)		81	61,015
Envision Healthcare Corp. 8.75%, 10/15/26(a)		5	4,329
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		83	80,194
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(a)		40	35,993
HCA, Inc. 4.25%, 10/15/19		142	142,059
4.50%, 2/15/27		105	99,900
4.75%, 5/01/23		108	106,360
5.00%, 3/15/24		32	31,758
5.375%, 9/01/26		33	32,103
5.625%, 9/01/28		35	33,834
5.875%, 2/15/26		54	54,191
6.50%, 2/15/20		157	161,045
Immucor, Inc. 11.125%, 2/15/22(a)		20	20,164
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		146	147,562
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		25	17,579
5.625%, 10/15/23(a)		32	24,354
5.75%, 8/01/22(a)		99	84,662
MEDNAX, Inc. 5.25%, 12/01/23(a)		107	105,047
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625%, 5/15/22(a)		14	12,510
Post Holdings, Inc. 5.625%, 1/15/28(a)		54	49,730
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(a)		51	51,514
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/26(a)		96	91,427
Spectrum Brands Holdings, Inc. 7.75%, 1/15/22		133	135,111
Spectrum Brands, Inc. 6.625%, 11/15/22		19	19,164

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tenet Healthcare Corp. 4.375%, 10/01/21	U.S.$	25	$24,205
4.50%, 4/01/21		48	46,520
6.00%, 10/01/20		85	85,704
6.75%, 6/15/23		98	91,999
7.00%, 8/01/25		4	3,716
7.50%, 1/01/22(a)		19	18,816
8.125%, 4/01/22		130	130,552
Valeant Pharmaceuticals International 8.50%, 1/31/27(a)		120	116,259
Vizient, Inc. 10.375%, 3/01/24(a)		117	123,672

			3,400,350

Energy – 13.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24		76	48,224
Antero Resources Corp. 5.00%, 3/01/25		30	27,157
5.625%, 6/01/23		50	47,625
Berry Petroleum Co. LLC 6.375%, 9/15/22(b)(c)(d)(f)		56	– 0	–
7.00%, 2/15/26(a)		25	22,349
Bristow Group, Inc. 8.75%, 3/01/23(a)		39	27,991
Bruin E&P Partners LLC 8.875%, 8/01/23(a)		67	59,600
California Resources Corp. 5.50%, 9/15/21		19	13,395
8.00%, 12/15/22(a)		148	99,988
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		107	98,877
8.25%, 7/15/25		8	7,875
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25		74	73,258
Cheniere Energy Partners LP 5.625%, 10/01/26(a)		68	63,975
Chesapeake Energy Corp. 4.875%, 4/15/22		37	32,232
5.75%, 3/15/23		20	17,288
6.125%, 2/15/21		68	64,729
6.875%, 11/15/20		1	569
8.00%, 1/15/25-6/15/27		121	102,487
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(a)		141	122,991
DCP Midstream Operating LP 4.95%, 4/01/22		35	34,654

24 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Denbury Resources, Inc. 7.50%, 2/15/24(a)	U.S.$	39	$31,394
9.00%, 5/15/21(a)		20	18,700
9.25%, 3/31/22(a)		72	66,554
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		68	38,241
7.875%, 8/15/25		62	51,470
Energy Transfer LP 4.25%, 3/15/23		87	83,901
7.50%, 10/15/20		18	18,444
Ensco PLC 4.50%, 10/01/24		7	4,373
5.20%, 3/15/25		136	90,495
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		78	31,530
9.375%, 5/01/24(a)		131	57,795
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		45	38,646
6.25%, 5/15/26		98	84,249
6.50%, 10/01/25		47	41,483
6.75%, 8/01/22		12	11,759
Gulfport Energy Corp. 6.00%, 10/15/24		125	110,625
6.375%, 5/15/25-1/15/26		79	69,186
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		128	124,447
HighPoint Operating Corp. 7.00%, 10/15/22		87	79,314
8.75%, 6/15/25		25	23,608
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(a)		7	6,220
5.75%, 10/01/25(a)		127	113,556
Indigo Natural Resources LLC 6.875%, 2/15/26(a)		142	122,294
Murphy Oil Corp. 4.00%, 6/01/22		26	24,229
5.875%, 12/01/42(l)		21	16,460
Murphy Oil USA, Inc. 5.625%, 5/01/27		2	2,249
Nabors Industries, Inc. 4.625%, 9/15/21		54	48,590
5.00%, 9/15/20		9	8,606
5.50%, 1/15/23		104	82,314
5.75%, 2/01/25		35	26,414

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nine Energy Service, Inc. 8.75%, 11/01/23(a)	U.S.$	41	$38,874
Noble Holding International Ltd. 7.75%, 1/15/24		77	58,907
7.95%, 4/01/25		20	14,881
Oasis Petroleum, Inc. 6.875%, 1/15/23		9	8,314
Parkland Fuel Corp. 6.00%, 4/01/26(a)		67	62,869
PBF Holding Co. LLC/PBF Finance Corp. 7.25%, 6/15/25		13	12,337
PDC Energy, Inc. 5.75%, 5/15/26		71	62,928
Precision Drilling Corp. 7.125%, 1/15/26(a)		48	41,741
QEP Resources, Inc. 5.25%, 5/01/23		100	88,892
5.375%, 10/01/22		34	30,689
Range Resources Corp. 4.875%, 5/15/25		22	17,785
5.00%, 8/15/22-3/15/23		166	147,467
5.875%, 7/01/22		2	1,859
Rowan Cos., Inc. 4.75%, 1/15/24		10	7,396
5.85%, 1/15/44		35	21,165
Sable Permian Resources Land LLC/AEPB Finance Corp. 7.125%, 11/01/20(a)		13	3,098
Sanchez Energy Corp. 6.125%, 1/15/23		45	7,977
7.25%, 2/15/23(a)		45	36,675
7.75%, 6/15/21		20	4,659
SandRidge Energy, Inc. 7.50%, 2/15/23(b)(c)(d)(f)		29	– 0	–
8.125%, 10/15/22(b)(c)(d)(f)		47	– 0	–
SemGroup Corp. 6.375%, 3/15/25		16	14,817
7.25%, 3/15/26		24	22,483
SemGroup Corp./Rose Rock Finance Corp. 5.625%, 11/15/23		65	59,651
SM Energy Co. 5.00%, 1/15/24		25	21,861
5.625%, 6/01/25		35	30,450
6.125%, 11/15/22		24	22,680
6.625%, 1/15/27		39	34,515
Southern Star Central Corp. 5.125%, 7/15/22(a)		35	33,569

26 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SRC Energy, Inc. 6.25%, 12/01/25	U.S.$	23	$19,257
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		40	39,078
5.50%, 2/15/26		109	102,853
5.875%, 3/15/28		67	62,771
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, 11/15/19		16	15,918
4.25%, 11/15/23		19	17,309
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		41	40,658
Transocean, Inc. 6.80%, 3/15/38		102	68,849
7.50%, 1/15/26(a)		18	15,822
9.00%, 7/15/23(a)		39	39,270
Vantage Drilling International 7.50%, 11/01/19(b)(c)(d)(f)		46	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(a)		61	47,687
Weatherford International LLC 9.875%, 3/01/25(a)		31	18,714
Weatherford International Ltd. 4.50%, 4/15/22		10	5,875
5.875%, 7/01/21(k)		35	22,064
7.75%, 6/15/21		66	49,615
9.875%, 2/15/24		73	44,653
Whiting Petroleum Corp. 1.25%, 4/01/20(k)		28	26,172
5.75%, 3/15/21		105	99,894
6.25%, 4/01/23		9	8,202
6.625%, 1/15/26		25	21,380
WPX Energy, Inc. 5.75%, 6/01/26		27	24,606

			4,191,596

Other Industrial – 1.8%
Algeco Global Finance PLC 6.50%, 2/15/23	EUR	100	111,983
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(a)	U.S.$	25	24,790
American Tire Distributors, Inc. 10.25%, 3/01/22(a)(b)(e)(f)		112	17,090
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		105	99,033
7.00%, 6/15/23		40	38,645

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

H&E Equipment Services, Inc. 5.625%, 9/01/25	U.S.$	20	$18,326
KAR Auction Services, Inc. 5.125%, 6/01/25(a)		66	59,565
Laureate Education, Inc. 8.25%, 5/01/25(a)		61	62,906
Rexel SA 2.625%, 6/15/24(a)	EUR	100	113,533

			545,871

Services – 2.8%
ADT Security Corp. (The) 3.50%, 7/15/22	U.S.$	69	64,119
4.125%, 6/15/23		49	44,835
4.875%, 7/15/32(a)		108	80,701
Aptim Corp. 7.75%, 6/15/25(a)		25	18,959
APX Group, Inc. 7.875%, 12/01/22		151	142,620
8.75%, 12/01/20		29	28,062
Aramark Services, Inc. 5.00%, 4/01/25-2/01/28(a)		26	24,997
5.125%, 1/15/24		7	6,645
Carriage Services, Inc. 6.625%, 6/01/26(a)		30	29,513
GEO Group, Inc. (The) 5.125%, 4/01/23		18	16,021
5.875%, 1/15/22-10/15/24		42	40,581
6.00%, 4/15/26		8	7,020
Monitronics International, Inc. 9.125%, 4/01/20		14	3,490
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(a)		28	27,849
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		30	28,798
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		73	75,594
Refinitiv US Holdings, Inc. 6.25%, 5/15/26(a)		23	22,136
8.25%, 11/15/26(a)		18	16,449
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(a)		12	11,749
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		79	78,071
Team Health Holdings, Inc. 6.375%, 2/01/25(a)		81	65,897

28 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Verscend Escrow Corp. 9.75%, 8/15/26(a)	U.S.$	34		$31,954

				866,060

Technology – 2.6%
Amkor Technology, Inc. 6.375%, 10/01/22		20		19,972
Banff Merger Sub, Inc. 9.75%, 9/01/26(a)		111		101,580
CDK Global, Inc. 5.875%, 6/15/26		50		49,944
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(a)		0	**	162
Dell International LLC/EMC Corp. 5.875%, 6/15/21(a)		59		59,109
Dell, Inc. 7.10%, 4/15/28		53		55,060
First Data Corp. 5.375%, 8/15/23(a)		81		79,476
5.75%, 1/15/24(a)		60		58,473
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 SARL/Greeneden US Ho 10.00%, 11/30/24(a)		7		7,333
Goodman Networks, Inc. 8.00%, 5/11/22 (b)		20		9,748
Harland Clarke Holdings Corp. 9.25%, 3/01/21(a)		18		15,948
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(g)		4		3,889
Infor US, Inc. 6.50%, 5/15/22		78		75,135
IQVIA, Inc. 4.875%, 5/15/23(a)		27		26,501
Iron Mountain, Inc. 4.375%, 6/01/21(a)		20		20,194
Nokia Oyj 3.375%, 6/12/22		16		15,156
6.625%, 5/15/39		64		64,948
Rackspace Hosting, Inc. 8.625%, 11/15/24(a)		17		13,257
Sanmina Corp. 4.375%, 6/01/19(a)		8		8,421
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		32		34,426

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

West Corp. 8.50%, 10/15/25(a)	U.S.$	19	$15,295
Western Digital Corp. 4.75%, 2/15/26		58	50,314
Xerox Corp. 3.625%, 3/15/23(l)		18	16,169

			800,510

Transportation - Services – 1.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		77	74,842
EC Finance PLC 2.375%, 11/15/22(a)	EUR	100	111,621
Herc Rentals, Inc. 7.75%, 6/01/24(a)	U.S.$	8	8,773
Hertz Corp. (The) 5.50%, 10/15/24(a)		29	21,247
5.875%, 10/15/20		11	10,686
6.25%, 10/15/22		20	17,257
7.375%, 1/15/21		104	101,087
7.625%, 6/01/22(a)		39	36,854
Park Aerospace Holdings Ltd. 4.50%, 3/15/23(a)		15	14,069
5.25%, 8/15/22(a)		30	29,120
United Rentals North America, Inc. 4.625%, 7/15/23		20	19,649
5.75%, 11/15/24		48	46,186
6.50%, 12/15/26		54	53,190
XPO Logistics, Inc. 6.125%, 9/01/23(a)		48	46,532

			591,113

			21,449,231

Financial Institutions – 7.2%
Banking – 2.4%
Ally Financial, Inc. 4.125%, 3/30/20		19	18,989
8.00%, 11/01/31		151	168,235
Barclays Bank PLC 6.86%, 6/15/32(a)(m)		15	15,033
Barclays PLC 7.875%, 3/15/22(a)(m)		200	200,046
CIT Group, Inc. 4.75%, 2/16/24		45	43,314
5.00%, 8/15/22		65	64,108
5.25%, 3/07/25		32	31,377
6.125%, 3/09/28		19	18,921

30 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(m)	U.S.$	44	$37,065
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(m)		117	120,678
Societe Generale SA 8.00%, 9/29/25(a)(m)		3	3,022
SunTrust Banks, Inc. Series H 5.125%, 12/15/27(m)		10	8,476

			729,264

Brokerage – 0.2%
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(b)(c)(f)(h)		423	8,045
LPL Holdings, Inc. 5.75%, 9/15/25(a)		58	54,549

			62,594

Finance – 1.9%
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(a)		39	38,671
Curo Group Holdings Corp. 8.25%, 9/01/25(a)		61	47,569
Enova International, Inc. 8.50%, 9/01/24-9/15/25(a)		112	91,957
goeasy Ltd. 7.875%, 11/01/22(a)		13	13,182
Navient Corp.
5.00%, 10/26/20		47	45,318
5.50%, 1/25/23		79	69,260
5.875%, 3/25/21		1	558
6.50%, 6/15/22		125	116,860
7.25%, 1/25/22-9/25/23		32	29,819
8.00%, 3/25/20		51	51,481
SLM Corp. 5.125%, 4/05/22		21	19,979
Springleaf Finance Corp. 6.875%, 3/15/25		48	42,851
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(a)		23	18,610

			586,115

Insurance – 1.1%
Ambac Assurance Corp. 5.10%, 6/07/20(a)(b)		2	2,679
Genworth Holdings, Inc.
7.20%, 2/15/21		30	29,347
7.625%, 9/24/21		35	34,213

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	U.S.$	61	$65,335
Polaris Intermediate Corp. 8.50%, 12/01/22(a)(g)		138	125,849
USIS Merger Sub, Inc. 6.875%, 5/01/25(a)		7	6,439
WellCare Health Plans, Inc. 5.375%, 8/15/26(a)		65	62,851

			326,713

Other Finance – 0.6%
LHC3 PLC 4.125%, 8/15/24(a)(g)	EUR	100	109,053
NVA Holdings, Inc./United States 6.875%, 4/01/26(a)	U.S.$	26	23,120
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(a)		27	25,431
Travelport Corporate Finance PLC 6.00%, 3/15/26(a)		18	18,149

			175,753

REITS – 1.0%
Iron Mountain, Inc.
4.875%, 9/15/27(a)		85	74,168
5.25%, 3/15/28(a)		55	48,554
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24		50	49,488
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27		56	51,123
5.25%, 8/01/26		40	37,391
5.50%, 5/01/24		26	25,912
SBA Communications Corp.
4.00%, 10/01/22		15	14,295
4.875%, 9/01/24		8	7,588

			308,519

			2,188,958

Utility – 2.0%
Electric – 1.6%
AES Corp./VA 4.00%, 3/15/21		54	53,083
Calpine Corp.
5.375%, 1/15/23		12	11,238
5.50%, 2/01/24		96	88,174
5.75%, 1/15/25		151	138,330

32 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Talen Energy Supply LLC
4.60%, 12/15/21	U.S.$	1	$1,100
6.50%, 6/01/25		77	54,634
10.50%, 1/15/26(a)		36	30,492
Texas Competitive/TCEH 11.50%, 10/01/20(b)(d)(f)(i)		59	– 0	–
Vistra Energy Corp.
5.875%, 6/01/23		8	7,590
7.375%, 11/01/22		115	118,274
7.625%, 11/01/24		7	7,089

			510,004

Natural Gas – 0.4%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		125	120,371

			630,375

Total Corporates – Non-Investment Grade (cost $26,211,989)			24,268,564

CORPORATES – INVESTMENT GRADE – 8.0%
Financial Institutions – 5.0%
Banking – 1.6%
Bank of America Corp. Series B 8.05%, 6/15/27		46	57,322
Series DD 6.30%, 3/10/26(m)		22	22,361
Series Z 6.50%, 10/23/24(m)		2	2,052
BNP Paribas SA 7.625%, 3/30/21(a)(m)		58	59,322
BPCE SA 5.70%, 10/22/23(a)		82	85,207
Credit Agricole SA 6.50%, 6/23/21(a)(m)	EUR	100	116,740
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(a)		57	67,263
Santander Holdings USA, Inc. 4.40%, 7/13/27	U.S.$	28	26,431
Standard Chartered PLC 3.95%, 1/11/23(a)		58	56,785

			493,483

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 1.7%
ACE Capital Trust II 9.70%, 4/01/30	U.S.$	20	$26,371
Allstate Corp. (The) 6.50%, 5/15/57		10	10,766
American International Group, Inc. Series A-9 5.75%, 4/01/48		40	35,004
Aviva PLC 3.375%, 12/04/45(a)	EUR	100	110,681
Berkshire Hathaway, Inc. 0.625%, 1/17/23		100	115,202
CNP Assurances 4.00%, 11/18/24(a)(m)		100	116,007
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	31	46,283
Prudential Financial, Inc. 5.625%, 6/15/43		70	68,765

			529,079

REITS – 1.7%
EPR Properties 5.25%, 7/15/23		55	56,674
GLP Capital LP/GLP Financing II, Inc.
4.375%, 4/15/21		6	5,766
4.875%, 11/01/20		8	7,659
5.25%, 6/01/25		30	29,879
5.375%, 11/01/23-4/15/26		62	61,282
5.75%, 6/01/28		19	18,889
HCP, Inc.
3.875%, 8/15/24		50	49,073
4.20%, 3/01/24		9	9,003
Omega Healthcare Investors, Inc. 4.375%, 8/01/23		47	47,093
Regency Centers LP 3.75%, 6/15/24		55	54,034
Sabra Health Care LP 5.125%, 8/15/26		59	54,251
Sabra Health Care LP/Sabra Capital Corp. 5.50%, 2/01/21		31	31,210
Senior Housing Properties Trust 6.75%, 12/15/21		9	9,160
Spirit Realty LP 4.45%, 9/15/26		66	63,976
Ventas Realty LP 4.125%, 1/15/26		15	14,835

			512,784

			1,535,346

34 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrial – 3.0%
Basic – 0.4%
ArcelorMittal 5.50%, 3/01/21	U.S.$	22	$22,697
7.00%, 10/15/39		45	47,316
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		5	4,549
Glencore Funding LLC 4.00%, 4/16/25(a)		5	4,719
4.125%, 5/30/23(a)		45	44,554

			123,835

Capital Goods – 0.4%
CNH Industrial Capital LLC 3.375%, 7/15/19		26	25,574
4.375%, 4/05/22		33	33,353
General Electric Co. Series D 5.00%, 1/21/21(m)		40	30,810
Masco Corp. 5.95%, 3/15/22		13	14,136
7.125%, 3/15/20		1	771

			104,644

Consumer Cyclical - Other – 0.2%
DR Horton, Inc. 4.00%, 2/15/20		44	44,375

Consumer Non-Cyclical – 0.2%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21		15	14,341
Bayer US Finance II LLC 3.375%, 7/15/24(a)		56	53,310

			67,651

Energy – 1.3%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.25%, 10/15/22		8	8,155
Boardwalk Pipelines LP 4.45%, 7/15/27		32	29,569
Cenovus Energy, Inc. 3.00%, 8/15/22		10	9,479
3.80%, 9/15/23		39	37,551
4.25%, 4/15/27		9	8,196
4.45%, 9/15/42		31	23,709
6.75%, 11/15/39		1	1,432
Ecopetrol SA 5.875%, 5/28/45		15	14,206

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Enable Midstream Partners LP 3.90%, 5/15/24	U.S.$	36	$34,265
Energy Transfer Operating LP 4.20%, 4/15/27		32	29,965
EQM Midstream Partners LP Series 10Y 5.50%, 7/15/28		30	29,466
Hess Corp. 4.30%, 4/01/27		42	38,502
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		11	13,653
Marathon Oil Corp. 6.80%, 3/15/32		34	37,361
MPLX LP 4.125%, 3/01/27		31	29,539
Noble Energy, Inc. 3.85%, 1/15/28		2	1,817
Phillips 66 Partners LP 3.75%, 3/01/28		32	29,559
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26		30	27,449

			403,873

Services – 0.1%
Expedia Group, Inc. 3.80%, 2/15/28		30	27,231

Technology – 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 1/15/27		63	56,488
Dell International LLC/EMC Corp. 5.45%, 6/15/23(a)		32	32,608
Micron Technology, Inc. 5.50%, 2/01/25		15	14,715
Seagate HDD Cayman 4.75%, 1/01/25		28	24,898
4.875%, 6/01/27		5	3,876

			132,585

			904,194

Utility – 0.0%
Electric – 0.0%
DPL, Inc. 6.75%, 10/01/19		13	13,269

Total Corporates – Investment Grade (cost $2,499,616)			2,452,809

36 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 3.6%
Industrial – 3.6%
Basic – 0.1%
Foresight Energy LLC 8.277% (LIBOR 3 Month + 5.75%), 3/28/22(n)	U.S.$	12	$11,820
Starfruit Finco B.V. (Starfruit US Holdco LLC) (fka AkzoNobel) 5.599% (LIBOR 1 Month + 3.25%), 10/01/25(b)(n)		10	9,550

			21,370

Capital Goods – 0.4%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.522% (LIBOR 1 Month + 3.00%), 8/18/24(n)		18	17,053
Apex Tool Group, LLC 6.272% (LIBOR 1 Month + 3.75%), 2/01/22(n)		60	57,962
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC)
6.272% (LIBOR 1 Month + 3.75%), 8/01/25(n)		29	28,273
9.272% (LIBOR 1 Month + 6.75%), 8/03/26(n)		10	9,750
Gardner Denver, Inc. 5.272% (LIBOR 1 Month + 2.75%), 7/30/24(n)		14	13,510
Honeywell Technologies SARL (fka Garrett Motion Inc.) 5.33% (LIBOR 3 Month + 2.50%), 9/27/25(b)(n)		8	7,987

			134,535

Communications - Telecommunications – 0.1%
Intelsat Jackson Holdings S.A.
6.625%, 1/02/24		6	6,179
7.006% (LIBOR 1 Month + 4.50%), 1/02/24(n)		4	3,716
West Corporation 6.527% (LIBOR 3 Month + 4.00%), 10/10/24(n)		30	27,071

			36,966

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.89% (LIBOR 1 Month + 3.50%), 11/06/24(b)(n)	U.S.$	10	$9,303

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.522% (LIBOR 1 Month + 3.00%), 4/01/24(n)		25	23,557

Consumer Cyclical - Other – 0.2%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 5.272% (LIBOR 1 Month + 2.75%), 12/23/24(n)		38	36,845
Stars Group Holdings B.V. 6.303% (LIBOR 3 Month + 3.50%), 7/10/25(n)		10	9,786

			46,631

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s / Buffalo Wild Wings) 5.682% (LIBOR 1 Month + 3.25%), 2/05/25(n)		6	5,902

Consumer Cyclical - Retailers – 0.3%
Serta Simmons Bedding, LLC 10.432% (LIBOR 1 Month + 8.00%), 11/08/24(n)		49	34,406
Specialty Building Products Holdings, LLC 8.272% (LIBOR 1 Month + 5.75%), 10/01/25(b)(n)		43	41,067

			75,473

Consumer Non-Cyclical – 0.9%
Air Medical Group Holdings, Inc.
5.682% (LIBOR 1 Month + 3.25%), 4/28/22(n)		21	19,877
6.754% (LIBOR 1 Month + 4.25%), 3/14/25(n)		16	14,959
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 10.272% (LIBOR 1 Month + 7.75%), 9/26/25(n)		54	44,280
BI-LO, LLC
10.445% (LIBOR 3 Month + 8.00%), 5/31/24(n)		34	32,112

38 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

10.616% (LIBOR 3 Month + 8.00%), 5/31/24(n)	U.S.$	34	$32,112
10.779% (LIBOR 3 Month + 8.00%), 5/31/24(n)		32	30,632
Envision Healthcare Corporation 6.272% (LIBOR 1 Month + 3.75%), 10/10/25(n)		29	26,561
Owens & Minor, Inc. 6.849% (LIBOR 1 Month + 4.50%), 4/30/25(n)		29	22,185
Post Holdings, Inc. 4.51% (LIBOR 1 Month + 2.00%), 5/24/24(n)		7	7,145
Regionalcare Hospital Partners Holdings, Inc. 11/16/25(o)		36	34,065
Vizient, Inc. 5.272% (LIBOR 1 Month + 2.75%), 2/13/23(n)		1	630

			264,558

Energy – 0.4%
California Resources Corporation 12.897% (LIBOR 1 Month + 10.38%), 12/31/21(b)(n)		46	45,248
Triton Solar US Acquisition Co. 8.509% (LIBOR 3 Month + 6.00%), 10/31/24(b)(n)		88	81,774

			127,022

Other Industrial – 0.1%
American Tire Distributors, Inc. 6.636% (LIBOR 3 Month + 4.25%), 9/01/21(n)		15	12,440
HD Supply Waterworks, Ltd.
5.707% (LIBOR 3 Month + 3.00%), 8/01/24(n)		3	2,531
5.738% (LIBOR 3 Month + 3.00%), 8/01/24(n)		2	2,242
Travelport Finance (Luxembourg) SARL 5.116% (LIBOR 3 Month + 2.50%), 3/17/25(n)		23	22,176

			39,389

Services – 0.6%
Financial & Risk US Holdings, Inc. (fka Refinitiv) 6.272% (LIBOR 1 Month + 3.75%), 10/01/25(b)(n)		15	14,250
Monitronics International, Inc. 8.303% (LIBOR 3 Month + 5.50%), 9/30/22(n)		69	61,236

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pi Lux Finco SARL 9.772% (LIBOR 1 Month + 7.25%), 1/01/26(b)(n)	U.S.$	100	$95,875
Verscend Holding Corp. 7.022% (LIBOR 1 Month + 4.50%), 8/27/25(n)		27	25,845

			197,206

Technology – 0.4%
Boxer Parent Company Inc. (fka BMC Software, Inc.) 7.053% (LIBOR 3 Month + 4.25%), 10/02/25(n)		30	28,866
MTS Systems Corporation 5.71% (LIBOR 1 Month + 3.25%), 7/05/23(b)(n)		23	22,096
Solera, LLC (Solera Finance, Inc.) 5.272% (LIBOR 1 Month + 2.75%), 3/03/23(n)		59	55,735

			106,697

Total Bank Loans (cost $1,156,972)			1,088,609

		Shares
COMMON STOCKS – 1.7%
Energy – 0.8%
Energy Equipment & Services – 0.4%
Tervita Corp.(f)		25,589	117,711

Oil, Gas & Consumable Fuels – 0.4%
Berry Petroleum Corp.		3,917	34,274
CHC Group LLC(f)(j)		1,219	4,876
Denbury Resources, Inc.(f)		2,999	5,128
Halcon Resources Corp.(f)		239	406
K201640219 (South Africa) Ltd. A Shares(b)(c)(d)(f)		191,574	– 0	–
K201640219 (South Africa) Ltd. B Shares(b)(c)(d)(f)		30,276	– 0	–
Oasis Petroleum, Inc.(f)		972	5,375
Paragon Offshore Ltd. – Class A(b)(c)(f)		267	234
Paragon Offshore Ltd. – Class B(b)(c)(f)		401	13,634
Peabody Energy Corp.		533	16,246
Roan Resources, Inc.(f)		42	352
Triangle Petroleum Corp.(f)		3,047	31
Vantage Drilling International(b)(c)(f)		82	21,320
Whiting Petroleum Corp.(f)		205	4,651

			106,527

			224,238

40 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 0.4%
Auto Components – 0.0%
Exide Technologies(b)(d)(f)(j)	1,793	$448

Diversified Consumer Services – 0.0%
Ascent Capital Group, Inc. – Class A(f)	539	210
Laureate Education, Inc. – Class A(f)	757	11,537

		11,747

Hotels, Restaurants & Leisure – 0.2%
Caesars Entertainment Corp.(f)	1,258	8,542
eDreams ODIGEO SA(f)	12,845	34,953

		43,495

Household Durables – 0.2%
Hovnanian Enterprises, Inc. – Class A(f)	3,276	2,240
M/I Homes, Inc.(f)	728	15,303
MDC Holdings, Inc.	614	17,260
Meritage Homes Corp.(f)	469	17,222
Taylor Morrison Home Corp. – Class A(f)	1,098	17,458

		69,483

Internet & Direct Marketing Retail – 0.0%
Travelport Worldwide Ltd.	110	1,718

		126,891

Materials – 0.2%
Containers & Packaging – 0.0%
Westrock Co.	6	227

Metals & Mining – 0.2%
BIS Industries Holdings Ltd.(b)(c)(d)(f)	21,027	21
Constellium NV – Class A(f)	3,216	22,480
Eldorado Gold Corp.(f)	6,921	20,278
Neenah Enterprises, Inc.(b)(c)(d)(f)	4,481	2,151

		44,930

		45,157

Information Technology – 0.1%
IT Services – 0.0%
Goodman Networks, Inc.(b)(c)(d)(f)	1,236	– 0	–

Software – 0.1%
Avaya Holdings Corp.(f)	2,740	39,894

		39,894

Communication Services – 0.1%
Media – 0.1%
Clear Channel Outdoor Holdings, Inc. – Class A	3,060	15,881

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

DISH Network Corp. – Class A(f)		100	$2,497

			18,378

Wireless Telecommunication Services – 0.0%
T-Mobile US, Inc.(f)		150	9,542

			27,920

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Southeastern Grocers, Inc. Npv(b)(c)(d)(f)		828	27,738

Health Care – 0.0%
Pharmaceuticals – 0.0%
Endo International PLC(f)		614	4,482
Horizon Pharma PLC(f)		196	3,830

			8,312

Industrials – 0.0%
Construction & Engineering – 0.0%
Willscot Corp.(c)(d)(f)		508	4,785

Energy Equipment & Services – 0.0%
Sanchez Energy Corp.(f)		1,643	444

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(f)		602	860

			6,089

Total Common Stocks (cost $746,532)			506,239

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 1.4%
Mexico – 0.2%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	1,202	51,637
Series M 20 10.00%, 12/05/24		480	25,918

			77,555

Russia – 0.2%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21	RUB	3,986	56,585

United States – 1.0%
U.S. Treasury Notes 2.75%, 5/31/23	U.S.$	300	303,328

Total Governments – Treasuries (cost $461,926)			437,468

42 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 1.1%
Industrial – 1.0%
Basic – 0.2%
First Quantum Minerals Ltd. 7.00%, 2/15/21(a)	U.S.$	13	$12,868
7.25%, 4/01/23(a)		58	51,303

			64,171

Communications - Telecommunications – 0.1%
Digicel Ltd. 6.75%, 3/01/23(a)		36	28,548

Consumer Cyclical - Retailers – 0.0%
Edcon Ltd. 9.50%, 3/01/18(b)(f)(h)	EUR	1	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/22(b)(g)(i)	U.S.$	15	2
K2016470260 South Africa Ltd. 25.00%, 12/31/22(b)(g)(i)		5	1,358

			1,360

Consumer Non-Cyclical – 0.3%
Teva Pharmaceutical Finance Netherlands III BV 1.70%, 7/19/19		38	37,779
2.80%, 7/21/23		9	7,718
3.15%, 10/01/26		63	48,352
Tonon Luxembourg SA 7.25%, 1/24/20(b)(e)(f)(g)(i)		6	129
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(b)(f)(h)(i)		96	5,896

			99,874

Energy – 0.4%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(j)		65	55,394
Petrobras Global Finance BV 5.999%, 1/27/28		27	25,460
6.25%, 3/17/24		35	35,490

			116,344

Transportation – Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		4	4,361

			314,658

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
Terraform Global Operating LLC 6.125%, 3/01/26(a)	U.S.$	12	$11,099

Financial Institutions – 0.0%
Insurance – 0.0%
Ambac LSNI LLC 7.803% (LIBOR 3 Month + 5.00%), 2/12/23(a)(b)(p)		9	8,732

Total Emerging Markets – Corporate Bonds (cost $465,388)			334,489

ASSET-BACKED SECURITIES – 0.8%
Other ABS - Fixed Rate – 0.4%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(a)(b)		57	55,480
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(a)(b)		16	16,268
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 3/15/48(a)(b)		70	67,362

			139,110

Home Equity Loans - Fixed Rate – 0.4%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(b)		57	56,492
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(b)		74	34,406
Lehman XS Trust Series 2007-6, Class 3A5 4.727%, 5/25/37(b)		21	20,420

			111,318

Total Asset-Backed Securities (cost $249,192)			250,428

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
Risk Share Floating Rate – 0.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.656% (LIBOR 1 Month + 7.15%), 7/25/23(p)		14	16,683

44 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-DN2, Class M2 6.756% (LIBOR 1 Month + 4.25%), 11/25/23(p)	U.S.$	47	$51,416
Series 2014-DN1, Class M3 7.006% (LIBOR 1 Month + 4.50%), 2/25/24(p)		36	40,840
Series 2014-HQ2, Class M3 6.256% (LIBOR 1 Month + 3.75%), 9/25/24(p)		54	59,313
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.756% (LIBOR 1 Month + 5.25%), 10/25/23(p)		14	16,133
Series 2014-C01, Class M2 6.906% (LIBOR 1 Month + 4.40%), 1/25/24(p)		27	29,837
Series 2015-C03, Class 1M2 7.506% (LIBOR 1 Month + 5.00%), 7/25/25(p)		5	5,742
Series 2015-C03, Class 2M2 7.506% (LIBOR 1 Month + 5.00%), 7/25/25(p)		2	2,188

			222,152

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36		6	4,381
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		7	5,563

			9,944

Total Collateralized Mortgage Obligations (cost $214,424)			232,096

EMERGING MARKETS – TREASURIES – 0.5%
Argentina – 0.1%
Argentina POM Politica Monetaria Series POM 65.51% (ARLLMONP), 6/21/20(p)	ARS	748	21,129
Argentine Bonos del Tesoro 16.00%, 10/17/23		717	15,914

			37,043

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brazil – 0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	349	$94,184

South Africa – 0.1%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	283	19,385

Total Emerging Markets – Treasuries (cost $187,820)			150,612

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.3%
United States – 0.3%
State of California Series 2010 7.60%, 11/01/40	U.S.$	25	36,069
7.95%, 3/01/36		55	58,067

Total Local Governments – US Municipal Bonds (cost $79,934)			94,136

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.505%, 7/10/47(a)(b)		15	12,997
GS Mortgage Securities Trust Series 2014-GC18, Class D 4.996%, 1/10/47(a)(b)		29	25,282
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.891%, 1/15/47(a)(b)		29	28,387

Total Commercial Mortgage-Backed Securities (cost $71,141)			66,666

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
iShares MSCI Global Metals & Mining Producers ETF(q) (cost $27,153)		805	21,719

46 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 0.1%
Utility – 0.1%
Electric – 0.1%
SCE Trust III Series H 5.75%		423	$9,788

Financial Institutions – 0.0%
Banking – 0.0%
GMAC Capital Trust I Series 2 8.401%		357	9,050

Industrial – 0.0%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(f)		490	1,225

Energy – 0.0%
Sanchez Energy Corp. Series A 4.875%		962	991
Series B 6.50%		300	312

			1,303

Technology – 0.0%
Goodman Networks, Inc. 0.00%(b)(c)(d)(f)		1,470	– 0	–

			2,528

Total Preferred Stocks (cost $64,075)			21,366

		Notional Amount
OPTIONS PURCHASED – CALLS – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 31, 5 Year Index Expiration: Jan 2019; Contracts: 345,000; Exercise Rate: 1.06%; Counterparty: Credit Suisse International (Buy Protection)(f)	USD	345,000	120
CDX-NAHY Series 31, 5 Year Index Expiration: Jan 2019; Contracts: 721,000; Exercise Rate: 1.05%; Counterparty: Deutsche Bank AG (Buy Protection)(f)		721,000	284

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

CDX-NAHY Series 31, 5 Year Index Expiration: Feb 2019; Contracts: 960,000; Exercise Rate: 1.03%; Counterparty: Deutsche Bank AG (Buy Protection)(f)	USD	960,000	$4,906

Total Options Purchased – Calls (premiums paid $8,299)			5,310

		Shares
RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/49(b)(f) (cost $0)		3,442	2,444

WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(f)		1,210	– 0	–
Midstates Petroleum Co., Inc., expiring 4/21/20(c)(f)		860	129
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(f)		1,975	138
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(f)		830	83
Willscot Corp., expiring 11/29/22(b)(c)(d)(f)		787	921

Total Warrants (cost $17,796)			1,271

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.31%(q)(r)(s) (cost $87,151)		87,151	87,151

Total Investments – 98.4% (cost $32,549,408)			30,021,377
Other assets less liabilities – 1.6%			487,283

Net Assets – 100.0%			$30,508,660

48 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at December 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
E-Mini Russell 2000 Index Futures	1	March 2019	USD	0	***	$72,982	$67,450	$(5,532)
U.S. T-Note 10 Yr (CBT) Futures	16	March 2019	USD	1,600		1,907,375	1,952,250	44,875

Sold Contracts
Euro-BOBL Futures	5	March 2019	EUR	500		757,226	759,174	(1,948)
Euro-OAT Futures	2	March 2019	EUR	200		345,638	345,558	80

								$37,475

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	EUR	1,220	USD	1,411	1/09/19	$12,993
Brown Brothers Harriman & Co.	EUR	407	USD	464	1/09/19	(1,971)
Brown Brothers Harriman & Co.	USD	190	EUR	166	1/09/19	187
Brown Brothers Harriman & Co.	CAD	300	USD	227	1/17/19	7,294
Brown Brothers Harriman & Co.	USD	42	CAD	57	1/17/19	(230)
Brown Brothers Harriman & Co.	MXN	1,599	USD	78	1/25/19	(2,628)
Brown Brothers Harriman & Co.	ZAR	246	USD	18	1/30/19	588
Brown Brothers Harriman & Co.	AUD	2	USD	1	2/20/19	48
Brown Brothers Harriman & Co.	NZD	197	USD	136	2/20/19	4,219
Deutsche Bank AG	USD	64	INR	4,579	3/18/19	1,136
Morgan Stanley Capital Services LLC	BRL	380	USD	98	1/03/19	24
Morgan Stanley Capital Services LLC	BRL	380	USD	98	1/03/19	(520)
Morgan Stanley Capital Services LLC	USD	97	BRL	380	1/03/19	1,378
Morgan Stanley Capital Services LLC	USD	98	BRL	380	1/03/19	(24)
Morgan Stanley Capital Services LLC	RUB	4,120	USD	62	1/24/19	2,903
Morgan Stanley Capital Services LLC	BRL	380	USD	97	2/04/19	(1,357)
Standard Chartered Bank	TWD	2,031	USD	67	3/14/19	(216)

						$23,824

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)		Premiums Received	Market Value
Put
CDX-NAHY Series 31, 5 Year Index(t)	Credit Suisse International	Sell	1.00%	Jan, 2019	USD	345	$1,511	$(939)
CDX-NAHY Series 31, 5 Year Index(t)	Deutsche Bank AG	Sell	1.00	Jan, 2019	USD	721	3,028	(1,962)
CDX-NAHY Series 31, 5 Year Index(t)	Deutsche Bank AG	Sell	0.97	Feb, 2019	USD	960	5,617	(3,892)

							$10,156	$(6,793)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)			Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)%	Quarterly	0.57%	EUR	0	***	$(5)	$(9)	$4
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	(5.00)	Quarterly	2.47	EUR	14		(980)	(497)	(483)
Sale Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	4.50	USD	54		1,185	2,220	(1,035)

50 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	5.00%	Quarterly	2.47%	EUR	14	$980	$1,387	$(407)

						$1,180	$3,101	$(1,921)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,770	3/06/23	3 Month LIBOR	2.714%	Quarterly/ Semi-Annual	$22,006	$—	$22,006
USD	2,835	9/02/25	2.248%	3 Month LIBOR	Semi-Annual/ Quarterly	51,133	(8,311)	59,444
USD	961	1/15/26	1.978%	3 Month LIBOR	Semi-Annual/ Quarterly	37,166	5,398	31,768
USD	651	2/16/26	1.625%	3 Month LIBOR	Semi-Annual/ Quarterly	41,276	7,434	33,842
USD	150	3/31/26	1.693%	3 Month LIBOR	Semi-Annual/ Quarterly	8,794	—	8,794
USD	100	5/03/26	1.770%	3 Month LIBOR	Semi-Annual/ Quarterly	5,996	—	5,996
USD	800	6/01/26	1.714%	3 Month LIBOR	Semi-Annual/ Quarterly	51,260	32,362	18,898
USD	4,650	4/28/27	3 Month LIBOR	2.330%	Quarterly/ Semi-Annual	(122,668)	16,658	(139,326)
USD	350	5/03/27	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	10,504	112	10,392
USD	940	3/06/28	2.876%	3 Month LIBOR	Semi-Annual/ Quarterly	(20,063)	—	(20,063)

						$85,404	$53,653	$31,751

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Uniti Group, Inc., 8.250%, 10/15/23, 12/20/19*	(5.00)%	Quarterly	5.67%	USD	60	$271	$774	$(503)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)	Monthly	15.53	USD	180	50,448	22,796	27,652
Goldman Sachs International
British Telecommunications PLC, 5.750%, 12/07/28, 6/20/20*	(1.00)	Quarterly	0.27	EUR	170	(2,024)	(2,009)	(15)
CDX-CMBX.NA. BBB-Series 6, 5/11/63*	(3.00)	Monthly	8.38	USD	192	30,874	20,499	10,375

Sale Contracts
Barclays Bank PLC
Altice Luxembourg SA, 7.250%, 5/15/22, 6/20/22*	5.00	Quarterly	7.37	EUR	60	(4,929)	6,385	(11,314)
New Albertsons LP, 8.000%, 5/01/31, 12/20/22*	5.00	Quarterly	6.20	USD	30	(1,166)	(1,858)	692
Citibank, NA
Altice France SA, 5.375%, 5/15/22, 6/20/23*	5.00	Quarterly	3.95	EUR	100	4,802	7,834	(3,032)
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 6/20/22*	5.00	Quarterly	2.76	USD	50	3,388	2,311	1,077
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	15.53	USD	29	(8,128)	(3,618)	(4,510)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	15.53	USD	69	(19,338)	(7,989)	(11,349)
International Game Technology PLC, 4.750%, 2/15/23, 6/20/22*	5.00	Quarterly	1.82	EUR	100	12,246	7,888	4,358

52 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA. BBB-Series 6, 5/11/63*	3.00%	Monthly	8.38%	USD	75	$(12,066)	$(5,093)	$(6,973)
CDX-CMBX.NA. BBB-Series 6, 5/11/63*	3.00	Monthly	8.38	USD	252	(40,543)	(17,568)	(22,975)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 6/20/22*	5.00	Quarterly	2.86	USD	13	835	607	228
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	15.53	USD	163	(45,657)	(29,687)	(15,970)
New Albertsons LP, 8.000%, 5/01/31, 12/20/22*	5.00	Quarterly	6.20	USD	60	(2,332)	(3,309)	977

						$(33,319)	$(2,037)	$(31,282)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Markit iBoxx $ Contingent Convertible Liquid Developed Market AT1	4,364	LIBOR	Quarterly	USD	580	3/20/19	$(518)
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1	1,789	EURIBOR	Quarterly	EUR	240	3/20/19	(720)
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	1,302	LIBOR	Quarterly	USD	350	3/20/19	(5,917)

							$(7,155)

**	Principal amount less than 500.

***	Notional amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate market value of these securities amounted to $12,189,770 or 40.0% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Defaulted.

(f)	Non-income producing security.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at December 31, 2018.

(h)	Defaulted matured security.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.33% of net assets as of December 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Aveta, Inc. 10.50%, 3/01/21	12/15/17	$	– 0	–	$	– 0	–	0.00%
Exide Technologies 7.00%, 4/30/25	11/10/16		94,857			55,229		0.18%
Exide Technologies 11.00%, 4/30/22	5/23/17		42,513			38,264		0.13%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	3/13/15		17,023			2		0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	12/22/16		4,458			1,358		0.00%
MagnetationLLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15		36,767			1		0.00%
Texas Competitive/TCEH 11.50%, 10/01/20	10/03/16		– 0	–		– 0	–	0.00%
Tonon Luxembourg SA 7.25%, 1/24/20	1/16/13		5,510			129		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13		96,161			5,896		0.02%

(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
CHC Group LLC	3/10/17	$62,260		$4,876		0.02%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20	3/10/17	51,531		55,394		0.18%
Exide Technologies	4/30/15	2,889		448		0.00%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	10/24/14	– 0	–	– 0	–	0.00%

(k)	Convertible security.

(l)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2018.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

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PORTFOLIO OF INVESTMENTS (continued)

(n)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at December 31, 2018.

(o)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(p)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2018.

(q)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(r)	Affiliated investments.

(s)	The rate shown represents the 7-day yield as of period end.

(t)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

INR – Indian Rupee

MXN – Mexican Peso

NZD – New Zealand Dollar

RUB – Russian Ruble

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARLLMONP – Argentina Blended Policy Rate

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 55

STATEMENT OF ASSETS & LIABILITIES

December 31, 2018

Assets
Investments in securities, at value Unaffiliated issuers (cost $32,462,257)	$29,934,226
Affiliated issuers (cost $87,151)	87,151
Cash	30,741
Cash collateral due from broker	65,010
Foreign currencies, at value (cost $88,870)	88,812
Unaffiliated dividends and interest receivable	495,571
Market value of credit default swaps (net premiums paid $62,709)	102,864
Receivable from Adviser	64,883
Receivable for investment securities sold	41,810
Unrealized appreciation on forward currency exchange contracts	30,770
Receivable for variation margin on futures	6,666
Affiliated dividends receivable	3,303
Receivable for terminated total return swaps	219
Receivable for capital stock sold	187
Receivable for variation margin on centrally cleared swaps	82

Total assets	30,952,295

Liabilities
Swaptions written, at value (premiums received $10,156)	6,793
Market value of credit default swaps (net premiums received $64,746)	136,183
Audit and tax fee payable	98,370
Payable for investment securities purchased	35,640
Custody fee payable	32,841
Printing fee payable	25,551
Payable for terminated total return swaps	25,042
Unrealized depreciation on total return swaps	7,155
Unrealized depreciation on forward currency exchange contracts	6,946
Transfer Agent fee payable	3,070
Payable for capital stock redeemed	1,811
Payable for variation margin on centrally cleared swaps	1,470
Accrued expenses and other liabilities	62,763

Total liabilities	443,635

Net Assets	$30,508,660

Composition of Net Assets
Capital stock, at par	$3,430
Additional paid-in capital	42,546,200
Accumulated loss	(12,040,970)

$30,508,660

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$30,508,660	3,429,596	$8.90

See notes to financial statements.

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STATEMENT OF OPERATIONS

	For the Period November 1, 2018 to December 31, 2018(a)		Year Ended October 31, 2018
Investment Income
Interest (net of foreign taxes withheld of $47 and $178, respectively)	$335,234		$1,713,066
Dividends Affiliated issuers	6,559		34,820
Unaffiliated issuers	2,276		– 0	–
Other income	– 0	–	2,500

Total Income	344,069		1,750,386

Expenses
Advisory fee (see Note B)	11,428		94,551
Transfer agency—Class A	– 0	–	3,629
Transfer agency—Class C	– 0	–	873
Transfer agency—Advisor Class	4,932		23,919
Transfer agency—Class R	– 0	–	28
Transfer agency—Class K	– 0	–	1
Transfer agency—Class I	– 0	–	1,115
Transfer agency—Class Z	– 0	–	37
Distribution fee—Class A	– 0	–	3,481
Distribution fee—Class C	– 0	–	3,257
Distribution fee—Class R	– 0	–	64
Distribution fee—Class K	– 0	–	7
Audit and tax	108,032		142,673
Custodian	15,313		117,859
Administrative	11,452		77,405
Printing	11,001		44,504
Legal	4,555		167,272
Directors’ fees	4,141		25,383
Registration fees	3,991		67,212
Miscellaneous	10,938		59,752

Total expenses before interest expense	185,783		833,022
Interest expense	– 0	–	3,183

Total expenses	185,783		836,205
Less: expenses waived and reimbursed by the Adviser (see Note B)	(168,959)		(698,658)

Net expenses	16,824		137,547

Net investment income	327,245		1,612,839

See notes to financial statements.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 57

STATEMENT OF OPERATIONS (continued)

	For the Period November 1, 2018 to December 31, 2018(a)		Year Ended October 31, 2018
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(47,264)		$143,706 (b)
Forward currency exchange contracts	(10,814)		29,762
Futures	(23,258)		(10,816)
Options written	– 0	–	16,707
Swaps	(61,711)		33,650
Swaptions written	– 0	–	8,774
Foreign currency transactions	1,479		116,081
Net change in unrealized appreciation/depreciation on:
Investments	(1,441,643)		(1,509,353)
Forward currency exchange contracts	9,867		(41,610)
Futures	66,935		(22,939)
Options written	– 0	–	(2,112)
Swaps	(51,654)		52,361
Swaptions written	3,125		(1,374)
Foreign currency denominated assets and liabilities	(751)		1,364

Net loss on investment and foreign currency transactions	(1,555,689)		(1,185,799)

Contributions from Affiliates (see Note B)	– 0	–	2,881

Net Increase (Decrease) in Net Assets from Operations	$(1,228,444)		$429,921

(a)	The Fund changed its fiscal year end from October 31 to December 31.

(b)	Net of foreign capital gains taxes of $20,721.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	For the Period November 1, 2018 to December 31, 2018(a)		Year Ended October 31, 2018		Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$327,245		$1,612,839		$2,894,940
Net realized gain (loss) on investment and foreign currency transactions	(141,568)		337,864		505,769
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(1,414,121)		(1,523,663)		1,588,796
Contributions from Affiliates (see Note B)	– 0	–	2,881		92

Net increase (decrease) in net assets from operations	(1,228,444)		429,921		4,989,597
Distributions to Shareholders
Class A	– 0	–	(68,765)		(162,805)
Class C	– 0	–	(13,824)		(21,960)
Advisor Class	(485,472)		(1,180,041)		(164,064)
Class R	– 0	–	(606)		(1,990)
Class K	– 0	–	(137)		(415)
Class I	– 0	–	(292,713)		(785,002)
Class Z	– 0	–	(9,658)		(1,422,780)
Return of capital
Class A	– 0	–	– 0	–	(16,992)
Class C	– 0	–	– 0	–	(2,292)
Advisor Class	– 0	–	– 0	–	(17,124)
Class R	– 0	–	– 0	–	(208)
Class K	– 0	–	– 0	–	(43)
Class I	– 0	–	– 0	–	(81,932)
Class Z	– 0	–	– 0	–	(148,497)
Capital Stock Transactions
Net increase (decrease)	(1,767,552)		6,740,423		(60,218,108)

Total increase (decrease)	(3,481,468)		5,604,600		(58,054,615)
Net Assets
Beginning of period	33,990,128		28,385,528		86,440,143

End of period	$30,508,660		$33,990,128		$28,385,528

(a)	The Fund changed its fiscal year end from October 31 to December 31.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2018

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee High Yield Portfolio (the “Fund”), a diversified portfolio. On February 26, 2018, the Fund’s name was changed from the AB High Yield Portfolio to the AB FlexFee High Yield Portfolio. At a meeting held on October 31, 2017 to November 2, 2017, the Fund’s Board of Directors (the “Board”) approved the conversion of Class A, Class C, Class R, Class I and Class Z shares of the Fund to Advisor Class shares of the Fund on a relative net assets basis. The conversion was effective on February 26, 2018. The Fund acquired the assets and liabilities of AB High-Yield Portfolio, a series of AB Pooling Portfolios (the “Accounting Survivor”), in a reorganization that was effective at the close of business July 26, 2016 (the “Reorganization”). The Reorganization was approved by the Accounting Survivor’s Board of Trustees and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”) (see Note I for additional information). Upon completion of the Reorganization, the Class Z shares of the Fund assumed the performance, financial and other historical accounting information of the Accounting Survivor, including the adoption of the Accounting Survivor’s fiscal year end of August 31. As such, the financial statements and the financial highlights reflect the financial information of the Accounting Survivor through July 26, 2016. The fiscal year end of the Fund was subsequently changed to October 31 in 2016. The fiscal year end of the Fund changed to December 31 in 2018. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued, and no shares of Class A, Class C, Class R, Class K, Class I or Class Z were outstanding as of December 31, 2018. Advisor class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment

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NOTES TO FINANCIAL STATEMENTS (continued)

company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or

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NOTES TO FINANCIAL STATEMENTS (continued)

spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2018:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$24,105,794		$162,770	#	$24,268,564
Corporates – Investment Grade		– 0	–	2,452,809		0	#	2,452,809
Bank Loans		– 0	–	761,459		327,150		1,088,609
Common Stocks		439,833		860		65,546	#	506,239
Governments – Treasuries		– 0	–	437,468		– 0	–	437,468
Emerging Markets – Corporate Bonds		– 0	–	318,372		16,117	#	334,489
Asset-Backed Securities		– 0	–	– 0	–	250,428		250,428
Collateralized Mortgage Obligations		– 0	–	232,096		– 0	–	232,096
Emerging Markets – Treasuries		– 0	–	150,612		– 0	–	150,612
Local Governments – US Municipal Bonds		– 0	–	94,136		– 0	–	94,136

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2			Level 3		Total
Commercial Mortgage-Backed Securities	$	– 0	–	$	– 0	–	$66,666		$66,666
Investment Companies		21,719			– 0	–	– 0	–	21,719
Preferred Stocks		20,063			1,303		0	#	21,366
Options Purchased – Calls		– 0	–		5,310		– 0	–	5,310
Rights		– 0	–		– 0	–	2,444		2,444
Warrants		350	#		– 0	–	921		1,271
Short-Term Investments:
Investment Companies		87,151			– 0	–	– 0	–	87,151

Total Investments in Securities		569,116			28,560,219		892,042		30,021,377
Other Financial Instruments*:
Assets
Futures		44,955			– 0	–	– 0	–	44,955	†
Forward Currency Exchange Contracts		– 0	–		30,770		– 0	–	30,770
Centrally Cleared Credit Default Swaps		– 0	–		2,165		– 0	–	2,165	†
Centrally Cleared Interest Rate Swaps		– 0	–		228,135		– 0	–	228,135	†
Credit Default Swaps		– 0	–		102,864		– 0	–	102,864
Liabilities
Futures		(7,480)			– 0	–	– 0	–	(7,480	)†
Forward Currency Exchange Contracts		– 0	–		(6,946)		– 0	–	(6,946)
Credit Default Swaptions Written		– 0	–		(6,793)		– 0	–	(6,793)
Centrally Cleared Credit Default Swaps		– 0	–		(985)		– 0	–	(985	)†
Centrally Cleared Interest Rate Swaps		– 0	–		(142,731)		– 0	–	(142,731	)†
Credit Default Swaps		– 0	–		(136,183)		– 0	–	(136,183)
Total Return Swaps		– 0	–		(7,155)		– 0	–	(7,155)

Total^		$606,591			$28,623,360		$892,042		$30,121,993

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 65

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Corporates - Investment Grade#			Bank Loans		Common Stocks#
Balance as of 10/31/18	$159,386		$	– 0	–	$230,038			$75,546
Accrued discounts/ (premiums)	(1,311)			– 0	–	221			– 0	–
Realized gain (loss)	14			– 0	–	– 0	–		– 0	–
Change in unrealized appreciation/ depreciation	(17,663)			– 0	–	(14,535)			(10,000)
Purchases	5,012			– 0	–	– 0	–		– 0	–
Sales	(2,040)			– 0	–	(89)			– 0	–
Transfers into level 3	19,372			– 0	–	151,429			– 0	–
Transfers out of level 3	– 0	–		– 0	–	(39,914)			– 0	–

Balance as of 12/31/18	$162,770		$	– 0	–	$327,150			$65,546

Net change in unrealized appreciation/depreciation from investments held as of 12/31/18**	$(17,701)		$	– 0	–	$(14,535)			$(10,000)

	Emerging Markets - Corporate Bonds#		Asset- Backed Securities			Commercial Mortgage- Backed Securities		Collateralized Loan Obligations
Balance as of 10/31/18	$16,604			$283,840		$67,862			$72,871
Accrued discounts/ (premiums)	75			472		12			3
Realized gain (loss)	91			1,625		– 0	–		2,057
Change in unrealized appreciation/ depreciation	(526)			(3,888)		(1,208)			(1,900)
Purchases	– 0	–		– 0	–	– 0	–		– 0	–
Sales/Paydowns	(127)			(31,621)		– 0	–		(73,031)
Transfers into level 3	– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of level 3	– 0	–		– 0	–	– 0	–		– 0	–

Balance as of 12/31/18	$16,117			$250,428		$66,666		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 12/31/18**	$(526)			$(3,915)		$(1,208)		$	– 0	–

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	Preferred Stocks#			Rights		Warrants		Total
Balance as of 10/31/18	$	– 0	–	$2,695		$2,998		$911,840
Accrued discounts/ (premiums)		– 0	–	– 0	–	– 0	–	(528)
Realized gain (loss)		– 0	–	– 0	–	– 0	–	3,787
Change in unrealized appreciation/ depreciation		– 0	–	(251)		(2,077)		(52,048)
Purchases		– 0	–	– 0	–	– 0	–	5,012
Sales/Paydowns		– 0	–	– 0	–	– 0	–	(106,908)
Transfers into level 3		– 0	–	– 0	–	– 0	–	170,801
Transfers out of level 3		– 0	–	– 0	–	– 0	–	(39,914)

Balance as of 12/31/18	$	– 0	–	$2,444		$921		$892,042 +

Net change in unrealized appreciation/depreciation from investments held as of 12/31/18**	$	– 0	–	$(251)		$(2,077)		$(50,213)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at December 31, 2018. Securities priced (i) by third party vendors or (ii) by brokers are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 12/31/18			Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grade		$7,003		Recovery Analysis	Collateral Value	$100.00 / N/A
Common Stocks		$2,151		Market Approach	EBITDA* Projection	$49.4mm / N/A
					EBITDA* Multiples	1.8X-3.8X / 2.8X
		$448		Market Approach	EBITDA* Projection	$149.0mm / N/A
					EBITDA* Multiples	4.0X-6.0X / 5.0X
		$21		Market Approach	EBITDA* Projection	$72mm / N/A
					EBITDA* Multiples	3.4X / N/A
	$	– 0	–	Qualitative Assessment		$0.00 / N/A

$2,620

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	Fair Value at 12/31/18	Valuation Technique	Unobservable Input	Range/ Weighted Average
Warrants	$921	Option Pricing Model	Exercise Price	$1.17 / N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in Collateral Value, Exercise Price, EBITDA projections and EBITDA Multiple in insolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Change of Fiscal Year End

The Fund changed its fiscal year end from October 31 to December 31. Accordingly, the statement of operations, statement of changes in net assets and the financial highlights reflect the two months from November 1, 2018 to December 31, 2018.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Effective February 26, 2018, under an amended investment advisory agreement, the Fund calculates and accrues daily a base fee, at an annualized rate of .40% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the Markit iBoxx USD Liquid High Yield Index (“Index”) plus .75% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .002667% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .20% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by .75% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .20% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any

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waivers described below. The period over which performance is measured (“Performance Period”) is initially from February 26, 2018 to December 31, 2019 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the period ended November 1, 2018 to December 31, 2018, the Fund accrued advisory fees of $11,428, as reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .20% of the Fund’s average net assets, which reflected a (.20)% Performance Adjustment of $(11,431). For the Performance Period from February 26, 2018 to December 31, 2018, the Fund accrued advisory fees of $56,729, at an annual effective rate (excluding the impact from any expense waivers in effect) of .20% of the Fund’s average net assets, which reflected a (.20)% Performance Adjustment of $(56,743). Prior to February 26, 2018, under the terms of the investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .55% of first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. Effective January 1, 2017, the advisory fee was reduced from .60% to .55% of the first $2.5 billion, .55% to .50% of the next $2.5 billion and .50% to .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee was accrued daily and paid monthly.

The Adviser has contractually agreed to waive its fees and bear certain expenses through February 29, 2020 to the extent necessary to limit total expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis from exceeding .10% of average daily net assets (the “Expense Cap”). For the period ended December 31, 2018, such reimbursements/waivers amounted to $157,175. Prior to February 26, 2018, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis to .95%, 1.70%, .70%, 1.20%, .95%, .70% and .70% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively (the “Old Expense Caps”). Effective January 1, 2017, the Old Expense Caps were reduced from 1.05% to .95%, 1.80% to

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1.70%, .80% to .70%, 1.30% to 1.20%, 1.05% to .95%, .80% to .70% and .80% to .70% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser between February 26, 2018 and December 31, 2019 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that are subject to repayment amount to $450,749 for the period ended October 31, 2018, and $157,175 for the period ended December 31, 2018. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .10% or, for fees waived or expenses borne prior to February 26, 2018, the Old Expense Caps.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of

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shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

During the year ended October 31, 2018 and the year ended October 31, 2017, the Adviser reimbursed the Fund $2,881 and $92, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended December 31, 2018, the Adviser voluntarily agreed to waive such fees in the amount of $11,452.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $2,988 for the period ended December 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $28 from the sale of Class A shares and received $0 and $44 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2018.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended December 31, 2018, such waiver amounted to $332.

A summary of the Fund’s transactions in AB mutual funds for the period ended December 31, 2018 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,015	$5,519	$6,447	$87	$7

Brokerage commissions paid on investment transactions for the period ended December 31, 2018 amounted to $157, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,940, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as

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the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2018, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,527,795		$2,802,525
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$32,552,635

Gross unrealized appreciation	$560,902
Gross unrealized depreciation	(3,044,498)

Net unrealized depreciation	$(2,483,596)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

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The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended December 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges

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may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended December 31, 2018, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

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During the period ended December 31, 2018, the Fund held purchased options for non-hedging purposes.

During the period ended December 31, 2018, the Fund held purchased swaptions for non-hedging purposes.

During the period ended December 31, 2018, the Fund held written swaptions for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in

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the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest

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rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During period ended December 31, 2018, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty. As of December 31, 2018, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $98,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced

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obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the period ended December 31, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended December 31, 2018, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty,

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the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the period ended December 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$44,955	*	Receivable/Payable for variation margin on futures	$1,948	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	191,140	*	Receivable/Payable for variation margin on centrally cleared swaps	159,389	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	30,770		Unrealized depreciation on forward currency exchange contracts	6,946

Credit contracts	Investment in securities, at value	5,310

Credit contracts	Market value of credit default swaps	102,864		Market value of credit default swaps	136,183

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	4	*	Receivable/Payable for variation margin on centrally cleared swaps	1,925	*

Credit contracts				Swaptions written, at value	6,793

Equity contracts				Unrealized depreciation on total return swaps	7,155

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts			Receivable/Payable for variation margin on futures	$5,532	*

Total		$375,043		$325,871

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$11,850		$(29,856)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(13,117)		65,145

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(10,814)		9,867

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(2,898)		– 0	–

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	– 0	–	(3,225)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$9,868		$(23,902)

Credit contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	– 0	–	3,125

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(83,429)		2,104

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(10,141)		1,790

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(2,084)		1,434

Total		$(100,765)		$26,482

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended December 31, 2018.

Centrally Cleared Credit Default Swaps:
Average original value of buy contracts	$241,252
Average original value of sale contracts	$360,725
Centrally Cleared Interest Rate Swaps:
Average notional amount of contracts	$13,207,000
Credit Default Swaps:
Average notional amount of buy contracts	$625,262
Average notional amount of sale contracts	$1,036,482
Futures:
Average original value of buy contracts	$1,990,918
Average original value of sale contracts	$1,094,553
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$433,691
Average principal amount of sale contracts	$2,685,900

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Total Return Swaps:
Average notional amount	$4,819,507
Purchased Options:
Average notional amount	$13,000	(a)
Purchased Swaptions:
Average notional amount	$1,145,667
Swaptions Written:
Average notional amount	$1,145,667

(a)	Positions were open for one month during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Barclays Bank PLC	$271	$(271)	$	– 0	–	$	– 0	–	$	– 0	–
Brown Brothers Harriman & Co.	25,329	(4,829)	– 0	–	– 0	–	20,500
Citibank, NA	8,190	– 0	–	– 0	–	– 0	–	8,190
Credit Suisse International	62,814	(28,405)	– 0	–	– 0	–	34,409
Deutsche Bank AG	6,326	(6,326)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	31,709	(31,709)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	4,305	(1,901)	– 0	–	– 0	–	2,404

Total	$138,944	$(73,441)	$	– 0	–	$	– 0	–	$65,503	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$6,095	$(271)		$	– 0	–	$	– 0	–	$5,824
Brown Brothers Harriman & Co.	4,829	(4,829)			– 0	–		– 0	–	– 0	–
Credit Suisse International	28,405	(28,405)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	58,463	(6,326)			– 0	–		– 0	–	52,137
Goldman Sachs Bank USA/ Goldman Sachs International	51,251	(31,709)			– 0	–		– 0	–	19,542
JPMorgan Chase Bank, NA	5,917	– 0	–		– 0	–		– 0	–	5,917
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	1,901	(1,901)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	216	– 0	–		– 0	–		– 0	–	216

Total	$157,077	$(73,441)		$	– 0	–	$	– 0	–	$83,636	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional

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investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of December 31, 2018, the Fund had no unfunded loan commitments outstanding.

As of December 31, 2018, the Fund had no bridge loan commitments outstanding.

During the period ended December 31, 2018, the Fund received no commitment fees.

During the period ended December 31, 2018, the Fund received no additional funding fees.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares					Amount
	November 1, 2018 to December 31, 2018(a)		Year Ended October 31, 2018	Year Ended October 31, 2017		November 1, 2018 to December 31, 2018(a)			Year Ended October 31, 2018	Year Ended October 31, 2017

Class A*
Shares sold	– 0	–	80,300	620,290		$	– 0	–	$773,372	$5,947,158

Shares issued in reinvestment of dividends	– 0	–	4,572	15,431			– 0	–	44,190	149,397

Shares converted to Advisor Class	– 0	–	(327,609)	– 0	–		– 0	–	(3,130,897)	– 0	–

Shares redeemed	– 0	–	(287,805)	(230,551)			– 0	–	(2,784,633)	(2,216,354)

Net increase (decrease)	– 0	–	(530,542)	405,170		$	– 0	–	$(5,097,968)	$3,880,201

Class C*
Shares sold	– 0	–	8,025	72,483		$	– 0	–	$77,391	$701,341

Shares issued in reinvestment of dividends	– 0	–	134	1,866			– 0	–	1,301	18,024

Shares converted to Advisor Class	– 0	–	(101,817)	– 0	–		– 0	–	(973,623)	– 0	–

Shares redeemed	– 0	–	(10,994)	(8,568)			– 0	–	(105,962)	(82,849)

Net increase (decrease)	– 0	–	(104,652)	65,781		$	– 0	–	$(1,000,893)	$636,516

Advisor Class
Shares sold	371,197		2,150,314	416,754			$3,479,652		$20,535,226	$4,010,347

Shares converted from:
Class A	– 0	–	327,383	– 0	–		– 0	–	3,130,897	– 0	–
Class C	– 0	–	101,807	– 0	–		– 0	–	973,623	– 0	–
Class R	– 0	–	4,192	– 0	–		– 0	–	40,092	– 0	–
Class I	– 0	–	1,800,976	– 0	–		– 0	–	17,223,455	– 0	–
Class Z	– 0	–	43,624	– 0	–		– 0	–	417,196	– 0	–

Shares issued in reinvestment of dividends	20,649		37,893	14,028			184,654		360,732	135,720

Shares redeemed	(592,586)		(1,266,839)	(288,688)			(5,431,858)		(12,085,551)	(2,762,280)

Net increase (decrease)	(200,740)		3,199,350	142,094			$(1,767,552)		$30,595,670	$1,383,787

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	Shares						Amount
	November 1, 2018 to December 31, 2018(a)		Year Ended October 31, 2018		Year Ended October 31, 2017		November 1, 2018 to December 31, 2018(a)			Year Ended October 31, 2018			Year Ended October 31, 2017

Class R*
Shares sold	– 0	–	689		3,868		$	– 0	–		$6,677		$37,554

Shares issued in reinvestment of dividends	– 0	–	37		169			– 0	–		356		1,638

Shares converted to Advisor Class	– 0	–	(4,194)		– 0	–		– 0	–		(40,092)		– 0	–

Shares redeemed	– 0	–	– 0	–	(3,852)			– 0	–		– 0	–	(37,236)

Net increase (decrease)	– 0	–	(3,468)		185		$	– 0	–		$(33,059)		$1,956

Class K
Shares sold	– 0	–	– 0	–	2		$	– 0	–	$	– 0	–	$17

Shares redeemed	– 0	–	(1,002)		– 0	–		– 0	–		(9,526)		– 0	–

Net increase (decrease)	– 0	–	(1,002)		2		$	– 0	–		$(9,526)		$17

Class I*
Shares sold	– 0	–	17,953		12,323		$	– 0	–		$174,977		$118,537

Shares issued in reinvestment of dividends	– 0	–	121		396			– 0	–		1,168		3,837

Shares converted to Advisor Class	– 0	–	(1,801,240)		– 0	–		– 0	–		(17,223,455)		– 0	–

Shares redeemed	– 0	–	(18,194)		(1,690)			– 0	–		(176,546)		(16,315)

Net increase (decrease)	– 0	–	(1,801,360)		11,029		$	– 0	–		$(17,223,856)		$106,059

Class Z*
Shares sold	– 0	–	23,116		53,745		$	– 0	–		$223,599		$520,610

Shares issued in reinvestment of dividends	– 0	–	737		143,778			– 0	–		7,117		1,376,188

Shares converted to Advisor Class	– 0	–	(43,670)		– 0	–		– 0	–		(417,196)		– 0	–

Shares redeemed	– 0	–	(31,611)		(7,041,947)			– 0	–		(303,465)		(68,123,442)

Net decrease	– 0	–	(51,428)		(6,844,424)		$	– 0	–		$(489,945)		$(66,226,644)

(a)	The Fund changed its fiscal year end from October 31 to December 31.

*	Converted to Advisor Class on February 26, 2018.

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At December 31, 2018, the Adviser owned 52% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate

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losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended December 31, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended December 31, 2018 and years ended October 31, 2018 and October 31, 2017 were as follows:

	December 2018		October 2018		October 2017
Distributions paid from:
Ordinary income	$485,472		$1,565,744		$2,559,016

Total taxable distributions paid	485,472		1,565,744		2,559,016
Return of capital	– 0	–	– 0	–	267,088

Total distributions paid	$485,472		$1,565,744		$2,826,104

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(9,429,229	)(a)
Other losses	(31,538	)(b)
Unrealized appreciation/(depreciation)	(2,483,717	)(c)

Total accumulated earnings/(deficit)	$(11,944,484	)(d)

(a)	As of December 31, 2018, the Fund had a net capital loss carryforward of $9,429,229.

(b)	As of December 31, 2018, the Fund had a qualified late-year ordinary loss deferral of $31,298. As of December 31, 2018, the cumulative deferred loss on straddles was $240.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of partnership investments, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

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NOTES TO FINANCIAL STATEMENTS (continued)

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Fund had a net short-term capital loss carryforward of $5,782,854 and a net long-term capital loss carryforward of $3,646,375, which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to taxable overdistributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Merger and Reorganization

At a meeting held May 3-5, 2016, the Board, on behalf of the Fund, and the Board of Trustees of the Accounting Survivor, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Accounting Survivor. The acquisition was completed at the close of business July 26, 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Accounting Survivor’s shares were transferred in exchange for the Fund’s Class Z shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
Accounting Survivor	7,254,378	– 0	–	$68,233,326	+	$	– 0	–
The Fund	2,097,920	9,387,795		$19,642,348	++		$87,875,674

+	Includes undistributed net investment income of $404,396 and unrealized depreciation on investments of $1,497,163, with a fair value of $60,408,577 and identified cost of $61,905,740.

++	Includes unrealized depreciation of $370,906.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such

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NOTES TO FINANCIAL STATEMENTS (continued)

period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	November 1 2018 to December 31, 2018(a)		Year Ended October 31,				September 1, 2016 to October 31, 2016(b)		July 26, 2016(c) to August 31, 2016
			2018		2017

Net asset value, beginning of period	$ 9.36		$ 9.71		$ 9.46		$ 9.44		$ 9.36

Income From Investment Operations

Net investment income(d)(e)	.09		.50		.49		.08	#	.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.41)		(.37)		.24		.01		.08†

Contributions from Affiliates	– 0	–	.00	(f)	.00	(f)	– 0	–	– 0	–

Net increase in net asset value from operations	(.32)		.13		.73		.09		.13

Less: Dividends

Dividends from net investment income	(.14)		(.48)		(.43)		(.07)		(.05)

Return of capital	– 0	–	– 0	–	(.05)		– 0	–	– 0	–

Total dividends and distributions	(.14)		(.48)		(.48)		(.07)		(.05)

Net asset value, end of period	$ 8.90		$ 9.36		$ 9.71		$ 9.46		$ 9.44

Total Return

Total investment return based on net asset value(g)*	(3.45)%		1.32	%**	7.89	%+	.94	%+#	1.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$30,509		$33,990		$4,185		$2,733		$2,063

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(i)†	.29	%^	.33	%(h)	.71	%(h)	.78	%(h)^	.81	%(h)^

Expenses, before waivers/reimbursements(i)†	3.25	%^	2.56	%(h)	2.49	%(h)	3.18	%(h)^	2.41	%(h)^

Net investment income(e)	5.73	%^	5.20%		5.11%		4.90	%^#	5.30	%^

Portfolio turnover rate	5%		75%		65%		9%		44%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.02%		.00%

See footnote summary on page 96.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	The Fund changed its fiscal year end from October 31 to December 31.

(b)	The Fund changed its fiscal year end from August 31 to October 31.

(c)	Inception date.

(d)	Based on average shares outstanding.

(e)	Net expenses waived/reimbursed by the Adviser.

(f)	Amount is less than $.005.

(g)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(h)	The expense ratios presented below exclude interest expense:

	November 1, 2018 to December 31, 2018(a)	Year Ended		September 1, 2016 to October 31, 2016(b)	July 26, 2016(c) to August 31, 2016
		October 31, 2018	October 31, 2017
Advisor Class

Net of waivers/reimbursements	.29%	.31%	.70%	N/A	.80%
Before waivers/reimbursements	3.25%	2.54%	2.54%	N/A	2.40%

(i)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period ended December 31, 2018, years ended October 31, 2018, October 31, 2017 and period ended October 31, 2016, such waivers amounted to .01% (annualized), .01%, .01% and .02% (annualized), respectively.

†

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2018, October 31, 2017 and August 31, 2016 by .03%, .07% and .02%, respectively.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended October 31, 2018 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

#	For the year ended October 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.20%	.03%

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB FlexFee High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB FlexFee High Yield Portfolio, formerly known as AB High Yield Portfolio (the “Fund”), (one of the funds constituting the AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of December 31, 2018, and the related statements of operations for the period November 1, 2018 to December 31, 2018 and the year ended October 31, 2018, the statements of changes in net assets for the period November 1, 2018 to December 31, 2018 and each of the two years in the period ended October 31, 2018, the financial highlights for the period November 1, 2018 to December 31, 2018, each of the two years in the period ended October 31, 2018, the period September 1, 2016 to October 31, 2016 and the period July 26, 2016 to August 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the AB Bond Fund, Inc.) at December 31, 2018, the results of its operations for the period November 1, 2018 to December 31, 2018 and the year ended October 31, 2018, the changes in its net assets for the period November 1, 2018 to December 31, 2018 and each of the two years in the period ended October 31, 2018 and its financial highlights for the period November 1, 2018 to December 31, 2018, each of the two years in the period ended October 31, 2018, the period September 1, 2016 to October 31, 2016 and the period July 26, 2016 to August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 26, 2019

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the calendar year ended December 31, 2018. For foreign shareholders, 54.22% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President William Smith(2), Vice President Jacqueline Pincus(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by the High Yield Investment Team. Messrs. Distenfeld and Smith and Ms. Pincus are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 58 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.# Chairman of the Board 78 (2014)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi- conductors) since 2007

Michael J. Downey,# 75 (2014)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 70 (2014)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 66 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner,# 79 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Co-Head of Fixed-Income.

William Smith 31	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2014. He is a member of the High Yield Credit portfolio-management team, focusing on US and global multi-sector portfolios as well as a member of the High Income portfolio-management team.

Jacqueline Pincus 32	Vice President	Vice President of the Adviser**, with which she has been associated since 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2014.

Stephen M. Woetzel 47	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB 1 (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB FlexFeeTM High Yield Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that

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an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB FlexFeeTM High Yield Portfolio (formerly named AB Bond Fund, Inc.—AB High Yield Portfolio) (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

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independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the performance-based advisory fee (which consists of a base fee plus or minus a performance adjustment) and considered materials presented to them concerning the SEC’s published guidance on factors that should be considered in connection with fulcrum fee arrangements, including the following factors: (1) the fairness of the fulcrum fee; (2) selection of an appropriate index against which fund performance should be measured; (3) variations in periods used for computing average asset values and performance; (4) length of period over which performance is computed; (5) computation of performance over a rolling period; (6) performance for transitional periods; (7) computation of the performance of the fund and the index with respect to payment of dividends and capital gains distributions; and (8) avoidance of basing significant fee adjustments upon random or insignificant differences. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the performance-based advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2016 and calendar year 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The directors noted that, due to the performance fee component of the advisory fee, profitability would tend to be

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higher with better performance relative to the Fund’s benchmark index, which they considered to create an appropriate alignment of incentives.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by

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the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by each 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect the impact of recent total expense ratio changes. The directors considered the Adviser’s expense cap for the Fund

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and noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset levels (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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AB FLEXFEE HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFHY-0151-1218

DEC    12.31.18

ANNUAL REPORT

AB FLEXFEETM INTERNATIONAL BOND PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee International Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 1

ANNUAL REPORT

February 13, 2019

This report provides management’s discussion of fund performance for AB FlexFee International Bond Portfolio for the annual reporting period ended December 31, 2018.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF DECEMBER 31, 2018 (unaudited)

	6 Months	12 Months

AB FLEXFEE INTERNATIONAL BOND PORTFOLIO

Advisor Class Shares	1.41%	2.16%

Bloomberg Barclays Global Aggregate ex-USD Index (USD hedged)	1.72%	3.17%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global Aggregate ex-USD Index (USD hedged), for the six- and 12-month periods ended December 31, 2018.

The Fund underperformed the benchmark for both periods. The Fund’s performance-based advisory fee for the performance period from June 28, 2017 through December 31, 2018 was accrued at its minimum rate.

In the 12-month period, country and yield-curve positioning detracted from performance, relative to the benchmark. An exposure to the US and an underweight to South Korea detracted, while eurozone yield-curve positioning contributed. Sector allocation also weighed on performance, primarily the result of an overweight to eurozone high-yield corporates, and exposure to inflation-linked securities in Japan and investment-grade corporates in the US. The Fund’s out-of-index allocations to US agency risk-sharing transactions and US commercial mortgage-backed securities were positive. Active currency positions detracted, as gains from a short position in the Turkish lira were more than offset by a detrimental long position in the euro. Security decisions contributed, primarily because of strong selection within eurozone treasuries and Canadian provincial bonds.

In the six-month period, country and yield-curve positioning detracted due to an underweight to South Korea and an off-benchmark exposure to the US, while a modest out-of-index allocation to Turkey was positive. Sector selection was also negative, as gains from exposure to US agency risk-sharing transactions were more than offset by losses from a position in high-yield corporates and exposure to Japanese inflation-linked securities. Security decisions contributed, helped most by selection within eurozone treasuries and Canadian provincial bonds. Currency investments did not

2 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

have a material impact on overall performance, as positive returns from a short position in the Turkish lira were offset by several modest detractors across a range of currency positions.

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to achieve active exposure. Credit default swaps were used to hedge credit risk and as a tool to effectively gain exposure to specific sectors. Variance swaps were used to hedge corporate credit risk.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance over the 12-month period ended December 31, 2018, amid concerns over tighter monetary policy, global trade tensions and geopolitical uncertainty. Developed-market treasuries rallied, while investment-grade securities posted neutral returns, and high-yield and emerging-market debt sectors sold off. The US Federal Reserve raised interest rates four times in 2018 and began to formally reduce its balance sheet, as widely anticipated, but at the very end of the period signaled a possible slowdown in its pace of rate hikes, leading markets to discount anticipated 2019 hikes that had previously been reflected in bond prices. Meanwhile, as announced earlier in the year, the European Central Bank ended its bond buying program in December. Over the period, US yields rose dramatically, with 10- and 30-year Treasury yields touching multiyear highs, on the back of higher inflation forecasts and a robust US labor market. Meanwhile, the US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and its European Union partners sparked a flight to quality.

The Fund’s Senior Investment Management Team (the “Team”) continues to utilize a core fixed-income strategy with a global ex-US, multi-sector approach, and continues to pursue an attractive risk/return profile by managing currency exposure. The Team invests in fixed-income securities, including US dollar- and local currency-denominated debt securities, as well as select below investment-grade securities (“junk bonds”).

INVESTMENT POLICIES

The Fund invests primarily in fixed-income securities of non-US companies and governments. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities and related derivatives. In addition, the Fund invests, under normal

(continued on next page)

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 3

circumstances, in the fixed-income securities of companies located in at least three countries other than the United States. The Fund invests in a broad range of fixed-income securities in both developed and emerging markets and across all fixed-income sectors, including non-US government and corporate debt securities. Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Fund’s investments may be denominated in local currency or be US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may at times invest in mortgage-related securities.

The Adviser selects securities for purchase or sale by the Fund based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Adviser seeks to actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

In order to reduce the Fund’s volatility, the Adviser expects under normal circumstances to hedge the majority of the Fund’s foreign currency exposure to the US dollar through the use of foreign currency forward contracts and similar derivatives, although it will not be required to do so. The Fund may take a long position in one currency and a short position in another when it believes that the first currency will appreciate relative to the other.

The Fund expects to use derivatives, such as options, futures contracts, forwards or swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use interest rate futures contracts to gain exposure to the fixed-income markets and, as noted above, may use currency derivatives to hedge foreign currency exposure.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global Aggregate ex-USD Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate ex-USD Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, excluding the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Mortgage-Related Securities Risk: Investments in mortgage-related securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers may be subject to other risks, such as higher rates of default in the mortgages or risks associated with the nature and servicing of mortgages backing the securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has

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DISCLOSURES AND RISKS (continued)

grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/28/20171 TO 12/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB FlexFee International Bond Portfolio Advisor Class shares (from 6/28/20171 to 12/31/2018) as compared to the performance of the Fund’s benchmark.

1	Inception date: 6/28/2017.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

ADVISOR CLASS SHARES[1]

1 Year	2.16%	2.16%

Since Inception[2]	2.13%	2.13%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)

ADVISOR CLASS SHARES

1 Year	2.16%

Since Inception[2]	2.13%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 2.22% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.10% for Advisor Class shares. These waivers/reimbursements may not be terminated before April 30, 2020. Any fees waived and expenses borne by the Adviser through December 31, 2018 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed these expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 6/28/2017.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/01/2018	Ending Account Value 12/31/2018	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,014.10	$1.02	0.20%
Hypothetical**	$1,000	$1,024.20	$1.02	0.20%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 11

PORTFOLIO SUMMARY

December 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $45.9

1

All data are as of December 31, 2018. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.3% or less in the following countries or classifications: Argentina, Brazil, China, Costa Rica, Denmark, Indonesia, Ireland, Malaysia, New Zealand, Norway, Qatar, Singapore, South Korea, Supranational, Sweden, Turkey and Uruguay.

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PORTFOLIO OF INVESTMENTS

December 31, 2018

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 47.2%
Australia – 1.7%
Australia Government Bond Series 152 2.75%, 11/21/28(a)	AUD	1,069	$781,407

Austria – 1.4%
Republic of Austria Government Bond 0.75%, 10/20/26(a)	EUR	470	556,980
2.40%, 5/23/34(a)		45	62,181

			619,161

Belgium – 4.2%
Kingdom of Belgium Government Bond Series 44 5.00%, 3/28/35(a)		170	299,515
Series 58 3.75%, 9/28/20(a)		1,329	1,637,397

			1,936,912

Canada – 3.4%
Canadian Government Bond 0.50%, 3/01/22	CAD	447	313,664
1.75%, 9/01/19		1,315	963,019
2.00%, 6/01/28		365	268,173

			1,544,856

France – 2.5%
French Republic Government Bond OAT 1.75%, 5/25/23-6/25/39(a)	EUR	930	1,148,864

Germany – 4.4%
Bundesrepublik Deutschland Bundesanleihe 0.50%, 2/15/28(a)		440	519,010
2.50%, 7/04/44-8/15/46(a)		866	1,384,213
Series 3 4.75%, 7/04/34(a)		72	134,476

			2,037,699

Ireland – 0.7%
Ireland Government Bond 1.00%, 5/15/26(a)		278	328,065

Italy – 5.1%
Italy Buoni Poliennali Del Tesoro 1.85%, 5/15/24		125	142,629
2.05%, 8/01/27		101	111,453
2.20%, 6/01/27		1,070	1,197,211
5.50%, 11/01/22(a)		675	887,642

			2,338,935

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Japan – 9.4%
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29	JPY	158,050	$1,752,412
Series 143 1.60%, 3/20/33		42,450	461,613
Series 144 1.50%, 3/20/33		34,350	369,164
Series 150 1.40%, 9/20/34		126,300	1,345,506
Series 158 0.50%, 9/20/36		44,200	409,346

			4,338,041

Malaysia – 1.2%
Malaysia Government Bond Series 0313 3.48%, 3/15/23	MYR	1,830	436,350
Series 3/04 5.734%, 7/30/19		482	118,143

			554,493

Netherlands – 4.7%
Netherlands Government Bond 0.75%, 7/15/27(a)	EUR	771	918,370
3.25%, 7/15/21(a)		987	1,242,041

			2,160,411

Singapore – 0.7%
Singapore Government Bond 2.75%, 3/01/46	SGD	325	252,474
3.375%, 9/01/33		90	74,697

			327,171

Spain – 5.0%
Spain Government Bond 1.95%, 4/30/26(a)	EUR	793	969,665
2.35%, 7/30/33(a)		240	288,756
4.40%, 10/31/23(a)		755	1,029,899

			2,288,320

United Kingdom – 2.1%
United Kingdom Gilt 1.50%, 7/22/47(a)	GBP	145	171,824
2.50%, 7/22/65(a)		46	73,526
3.25%, 1/22/44(a)		42	68,650
4.25%, 12/07/40(a)		91	168,073
4.50%, 12/07/42(a)		227	441,083
4.75%, 12/07/30(a)		21	36,651

			959,807

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 0.5%
U.S. Treasury Bonds 3.00%, 2/15/47	U.S.$	43	$42,673
U.S. Treasury Notes 1.625%, 2/15/26		220	205,906

			248,579

Uruguay – 0.2%
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	1,198	31,322
9.875%, 6/20/22(a)		1,225	37,319

			68,641

Total Governments – Treasuries (cost $21,695,219)			21,681,362

CORPORATES – INVESTMENT GRADE – 12.6%
Financial Institutions – 8.2%
Banking – 6.9%
Bank of America Corp. 2.375%, 6/19/24(a)	EUR	100	121,957
3.824%, 1/20/28	U.S.$	135	130,626
Series B 8.05%, 6/15/27		315	389,719
Series DD 6.30%, 3/10/26(b)		29	29,476
Series Z 6.50%, 10/23/24(b)		49	50,272
Bank of Scotland PLC 9.375%, 5/15/21(a)	GBP	90	131,668
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	81	104,087
BNP Paribas SA 7.625%, 3/30/21(a)(b)	U.S.$	205	208,668
CaixaBank SA 1.125%, 5/17/24(a)	EUR	100	112,197
Citigroup, Inc. 4.044%, 6/01/24	U.S.$	165	165,144
Cooperatieve Rabobank UA 4.75%, 6/06/22(a)	EUR	90	118,761
Credit Agricole SA 3.00%, 2/02/25		135	159,486
Goldman Sachs Group, Inc. (The) 1.625%, 7/27/26(a)		180	199,966
2.905%, 7/24/23	U.S.$	51	48,541
HSBC Bank Capital Funding Sterling 2 LP 5.862%, 4/07/20(b)	GBP	91	118,331

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HSBC Holdings PLC 6.00%, 9/29/23(a)(b)	EUR	200	$242,582
Intesa Sanpaolo SpA 3.125%, 7/14/22(a)	U.S.$	200	184,480
JPMorgan Chase & Co. 3.782%, 2/01/28		135	130,898
Morgan Stanley 1.875%, 3/30/23	EUR	100	118,926
Series G 1.75%, 3/11/24		100	117,179
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(a)(b)	GBP	90	117,574
Santander Holdings USA, Inc. 4.40%, 7/13/27	U.S.$	110	103,838
US Bancorp Series J 5.30%, 4/15/27(b)		90	84,561

			3,188,937

Finance – 0.2%
Synchrony Financial 4.50%, 7/23/25		81	73,521

Insurance – 0.7%
Assicurazioni Generali SpA Series E 5.50%, 10/27/47(a)	EUR	112	133,692
MetLife Capital Trust IV 7.875%, 12/15/37(a)	U.S.$	100	113,731
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		45	67,429

			314,852

REITS – 0.4%
American Tower Corp. 4.70%, 3/15/22		10	10,270
5.05%, 9/01/20		10	10,245
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		38	37,753
Spirit Realty LP 4.45%, 9/15/26		3	2,908
VEREIT Operating Partnership LP 4.60%, 2/06/24		7	7,064
WPC Eurobond BV 2.125%, 4/15/27	EUR	110	120,693

			188,933

			3,766,243

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrial – 4.4%
Basic – 0.5%
Glencore Finance Europe Ltd. 1.75%, 3/17/25(a)	EUR	100	$109,734
1.875%, 9/13/23(a)		100	114,262
Glencore Funding LLC 4.625%, 4/29/24(a)	U.S.$	10	9,967
Yamana Gold, Inc. 4.95%, 7/15/24		10	9,755

			243,718

Communications - Media – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20		10	9,987
4.908%, 7/23/25		90	89,335
Warner Media LLC 3.55%, 6/01/24		45	43,576

			142,898

Communications - Telecommunications – 0.6%
AT&T, Inc. 3.40%, 5/15/25		229	215,725
Bell Canada, Inc. Series M-26 3.35%, 3/22/23	CAD	45	32,963
Rogers Communications, Inc. 4.00%, 6/06/22		10	7,506
TELUS Corp. Series CH 5.05%, 7/23/20		10	7,572

			263,766

Consumer Cyclical - Automotive – 0.3%
General Motors Co. 4.20%, 10/01/27	U.S.$	35	31,682
General Motors Financial Co., Inc. 3.70%, 5/09/23		17	16,271
Volkswagen Leasing GmbH 2.625%, 1/15/24(a)	EUR	55	65,496

			113,449

Consumer Cyclical - Entertainment – 0.5%
Carnival Corp. 1.625%, 2/22/21		180	211,753

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.1%
Celgene Corp. 2.75%, 2/15/23	U.S.$	78	$74,843
3.25%, 2/20/23		80	78,270
3.45%, 11/15/27		92	83,754
Leisureworld Senior Care LP Series B 3.474%, 2/03/21	CAD	150	110,825
Philip Morris International, Inc. 0.625%, 11/08/24	EUR	100	110,667
Reynolds American, Inc. 4.45%, 6/12/25	U.S.$	45	43,283

			501,642

Energy – 0.3%
Enbridge Energy Partners LP 4.375%, 10/15/20		20	20,195
Energy Transfer Partners LP 4.65%, 6/01/21		10	10,140
4.90%, 2/01/24		10	10,059
Noble Energy, Inc. 3.90%, 11/15/24		20	19,294
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		20	18,965
3.85%, 10/15/23		10	9,671
Williams Cos., Inc. (The) 3.90%, 1/15/25		45	43,672

			131,996

Services – 0.0%
Expedia Group, Inc. 3.80%, 2/15/28		13	11,800

Technology – 0.8%
Apple, Inc. 2.513%, 8/19/24	CAD	120	85,424
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 1/15/27	U.S.$	10	8,966
Dell International LLC/EMC Corp. 5.45%, 6/15/23(a)		12	12,228
6.02%, 6/15/26(a)		45	45,213
Fidelity National Information Services, Inc. 0.40%, 1/15/21	EUR	100	114,798
KLA-Tencor Corp. 4.65%, 11/01/24	U.S.$	20	20,482

18 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Seagate HDD Cayman 4.75%, 1/01/25	U.S.$	10	$8,900
4.875%, 3/01/24		80	72,794

			368,805

			1,989,827

Utility – 0.0%
Electric – 0.0%
Union Electric Co. 6.70%, 2/01/19		10	10,025

Total Corporates – Investment Grade (cost $6,089,245)			5,766,095

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 9.1%
Canada – 9.1%
Province of British Columbia Canada 2.55%, 6/18/27	CAD	325	235,562
Series T 9.00%, 8/23/24		912	892,099
Province of Manitoba Canada 3.85%, 12/01/21		345	263,974
Province of Ontario Canada 2.40%, 6/02/26		135	96,814
2.60%, 6/02/25-6/02/27		655	476,650
3.15%, 6/02/22		316	237,623
Province of Quebec Canada 2.75%, 9/01/25		280	206,862
4.50%, 12/01/19		2,385	1,787,216

Total Local Governments – Provincial Bonds (cost $4,472,082)			4,196,800

INFLATION-LINKED SECURITIES – 5.2%
Japan – 5.0%
Japanese Government CPI Linked Bond Series 20 0.10%, 3/10/25	JPY	12,396	116,319
Series 21 0.10%, 3/10/26		169,620	1,598,094
Series 23 0.10%, 3/10/28		62,453	588,048

			2,302,461

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

New Zealand – 0.2%
New Zealand Government Inflation Linked Bond Series 925 2.00%, 9/20/25(a)	NZD	136	$103,460

Total Inflation-Linked Securities (cost $2,350,364)			2,405,921

COVERED BONDS – 4.8%
Australia & New Zealand Banking Group Ltd. 3.625%, 7/18/22(a)	EUR	100	128,516
Bank of Montreal 0.75%, 9/21/22(a)		155	181,649
Credit Suisse AG/Guernsey 0.75%, 9/17/21(a)		160	187,150
Danske Bank A/S 0.125%, 2/14/22(a)		160	183,695
DNB Boligkreditt AS 2.75%, 3/21/22(a)		145	180,483
National Bank of Canada 1.50%, 3/25/21(a)		100	118,584
Nationwide Building Society 4.375%, 2/28/22(a)		250	324,452
Santander UK PLC 4.25%, 4/12/21(a)		250	313,874
Stadshypotek AB 0.625%, 11/10/21(a)		260	303,541
Turkiye Vakiflar Bankasi TAO 2.375%, 5/04/21(a)		100	109,701
UBS AG/London 1.375%, 4/16/21(a)		65	77,000
4.00%, 4/08/22(a)		75	96,991

Total Covered Bonds (cost $2,201,594)			2,205,636

CORPORATES – NON-INVESTMENT GRADE – 4.5%
Financial Institutions – 2.3%
Banking – 2.0%
Allied Irish Banks PLC Series E 7.375%, 12/03/20(a)(b)		200	238,316
American Express Co. Series C 4.90%, 3/15/20(b)	U.S.$	115	110,472

20 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(a)(b)	EUR	200	$217,608
Goldman Sachs Group, Inc. (The) Series L 5.70%, 5/10/19(b)	U.S.$	115	112,539
Series P 5.00%, 11/10/22(b)		59	49,701
UBS Group Funding Switzerland AG 7.125%, 8/10/21(a)(b)		200	203,180

			931,816

Finance – 0.1%
Navient Corp. 6.625%, 7/26/21		45	43,465

Insurance – 0.2%
Voya Financial, Inc. 5.65%, 5/15/53		70	65,728

			1,041,009

Industrial – 2.1%
Basic – 0.1%
Novelis Corp. 6.25%, 8/15/24(a)		45	42,404

Communications - Telecommunications – 0.2%
CenturyLink, Inc. Series S 6.45%, 6/15/21		45	44,821
Series T 5.80%, 3/15/22		51	48,980

			93,801

Consumer Non-Cyclical – 0.4%
HCA, Inc. 5.375%, 9/01/26		33	32,103
5.625%, 9/01/28		35	33,833
Spectrum Brands, Inc. 5.75%, 7/15/25		62	58,898
Tenet Healthcare Corp. 4.375%, 10/01/21		39	37,760
4.50%, 4/01/21		25	24,472

			187,066

Energy – 0.9%
Antero Resources Corp. 5.125%, 12/01/22		65	61,097

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	U.S.$	10	$5,584
Energy Transfer LP 4.25%, 3/15/23		15	14,466
EnLink Midstream Partners LP 4.15%, 6/01/25		90	81,003
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		35	34,029
PDC Energy, Inc. 5.75%, 5/15/26		50	44,315
QEP Resources, Inc. 5.25%, 5/01/23		68	60,423
SM Energy Co. 6.625%, 1/15/27		31	27,435
Southern Star Central Corp. 5.125%, 7/15/22(a)		10	9,600
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		59	57,640

			395,592

Other Industrial – 0.2%
Belden, Inc. 3.375%, 7/15/27(a)	EUR	100	104,266

Services – 0.1%
Aramark Services, Inc. 5.00%, 2/01/28(a)	U.S.$	38	35,538

Technology – 0.1%
Western Digital Corp. 4.75%, 2/15/26		68	58,989

Transportation - Services – 0.1%
Hertz Corp. (The) 5.50%, 10/15/24(a)		45	32,969

			950,625

Utility – 0.1%
Electric – 0.1%
AES Corp./VA 4.00%, 3/15/21		65	63,896

Total Corporates – Non-Investment Grade (cost $2,202,668)			2,055,530

22 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 4.4%
Canada – 4.4%
Canada Housing Trust No. 1 1.25%, 6/15/21(a)	CAD	1,190	$855,243
2.00%, 12/15/19(a)		480	351,984
3.80%, 6/15/21(a)		1,085	827,883

Total Governments – Sovereign Agencies (cost $2,178,367)			2,035,110

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.1%
Risk Share Floating Rate – 4.1%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.856% (LIBOR 1 Month + 1.35%), 8/25/28(a)(c)	U.S.$	150	150,756
Eagle RE Ltd. Series 2018-1, Class M1 3.979% (LIBOR 1 Month + 1.70%), 11/25/28(a)(c)		160	159,778
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M3 7.156% (LIBOR 1 Month + 4.65%), 10/25/28(c)		350	393,563
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 6.506% (LIBOR 1 Month + 4.00%), 5/25/25(c)		204	218,540
Series 2015-C02, Class 2M2 6.506% (LIBOR 1 Month + 4.00%), 5/25/25(c)		61	64,980
Series 2015-C04, Class 2M2 8.056% (LIBOR 1 Month + 5.55%), 4/25/28(c)		258	287,178
Series 2016-C01, Class 1M2 9.256% (LIBOR 1 Month + 6.75%), 8/25/28(c)		100	116,457
Series 2016-C05, Class 2M2 6.956% (LIBOR 1 Month + 4.45%), 1/25/29(c)		350	381,893

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C01, Class 1M2 6.056% (LIBOR 1 Month + 3.55%), 7/25/29(c)	U.S.$	85	$90,083

Total Collateralized Mortgage Obligations (cost $1,847,785)			1,863,228

GOVERNMENTS – SOVEREIGN BONDS – 2.3%
Germany – 0.6%
Kreditanstalt fuer Wiederaufbau Zero Coupon, 5/25/21(a)	EUR	251	290,231

Indonesia – 1.2%
Indonesia Government International Bond 5.875%, 1/15/24(a)	U.S.$	510	541,237

Qatar – 0.5%
Qatar Government International Bond 3.875%, 4/23/23(a)		200	202,422

Total Governments – Sovereign Bonds (cost $1,024,476)			1,033,890

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.9%
Non-Agency Fixed Rate CMBS – 0.6%
Commercial Mortgage Trust Series 2013-CR10, Class A4 4.21%, 8/10/46		200	207,767
GS Mortgage Securities Trust Series 2013-GC12, Class C 4.179%, 6/10/46(d)		20	19,562
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(d)		85	58,668

			285,997

Non-Agency Floating Rate CMBS – 0.3%
Invitation Homes Trust Series 2018-SFR4, Class E 4.405% (LIBOR 1 Month + 1.95%), 1/17/38(a)(c)(d)		115	115,022

Total Commercial Mortgage-Backed Securities (cost $408,782)			401,019

24 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.6%
Supranational – 0.6%
European Financial Stability Facility 0.125%, 10/17/23(a) (cost $302,936)	EUR	259	$297,687

EMERGING MARKETS – TREASURIES – 0.5%
Argentina – 0.5%
Argentina POM Politica Monetaria Series POM 65.509% (ARLLMONP), 6/21/20(c)	ARS	7,883	222,683
Argentine Bonos del Tesoro 16.00%, 10/17/23		567	12,598

Total Emerging Markets – Treasuries (cost $412,947)			235,281

EMERGING MARKETS – SOVEREIGNS – 0.5%
Brazil – 0.4%
Brazilian Government International Bond 4.625%, 1/13/28	U.S.$	200	192,371

Costa Rica – 0.1%
Costa Rica Government International Bond 4.37%, 5/22/19(a)		34	33,511

Total Emerging Markets – Sovereigns (cost $233,188)			225,882

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
South Korea – 0.4%
Export-Import Bank of Korea 3.70%, 2/19/21(a) (cost $211,106)	AUD	270	192,621

ASSET-BACKED SECURITIES – 0.2%
Other ABS - Fixed Rate – 0.2%
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 2/25/27(a)(d) (cost $115,000)	U.S.$	115	114,340

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.2%
Options on Forward Contracts – 0.2%
GBP/USD Expiration: Jan 2019; Contracts: 350,000; Exercise Price: GBP 0.75; Counterparty: Citibank, NA(e)	GBP	350,000	$129
GBP/USD Expiration: Jan 2019; Contracts: 355,000; Exercise Price: GBP 0.75; Counterparty: Natwest Markets PLC(e)		355,000	130
TRY/EUR Expiration: Jan 2019; Contracts: 2,571,450; Exercise Price: TRY 6.51; Counterparty: Deutsche Bank AG(e)	TRY	2,571,450	29,726
TRY/USD Expiration: Jan 2019; Contracts: 2,629,900; Exercise Price: TRY 5.78; Counterparty: Barclays Bank PLC(e)		2,629,900	38,799

Total Options Purchased – Calls (premiums paid $27,679)			68,784

		Principal Amount (000)
BANK LOANS – 0.1%
Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Regionalcare Hospital Partners Holdings, Inc. 11/16/25(f) (cost $49,498)	U.S.$	50	47,311

EMERGING MARKETS – CORPORATE BONDS – 0.0%
Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 3/01/26(a) (cost $18,000)		18	16,649

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
CNH/USD Expiration: Jan 2019; Contracts: 12,867,400; Exercise Price: CNH 7.07; Counterparty: JPMorgan Chase Bank, NA(e)	CNH	12,867,400	184

26 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

Swaptions – 0.0%
IRS Swaption Expiration: Jan 2019; Contracts: 2,100,000; Exercise Rate: 3.29%; Counterparty: Morgan Stanley Capital Services LLC(e)	USD	2,100,000	$115
IRS Swaption Expiration: Feb 2019; Contracts: 1,370,000; Exercise Rate: 3.18%; Counterparty: Bank of America, NA(e)		1,370,000	721

			836

Total Options Purchased – Puts (premiums paid $31,892)			1,020

		Shares
SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.31%(g)(h)(i) (cost $465,081)		465,081	465,081

Total Investments – 98.6% (cost $46,337,909)			45,309,247
Other assets less liabilities – 1.4%			633,985

Net Assets – 100.0%			$45,943,232

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at December 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
3 Yr Australian Bond Futures	13	March 2019	AUD	1,300	$1,022,603	$1,027,479	$4,876
Euro-BOBL Futures	4	March 2019	EUR	400	605,827	607,339	1,512
Euro-BTP Futures	3	March 2019	EUR	300	423,125	439,349	16,224
Euro-Bund Futures	6	March 2019	EUR	600	1,117,862	1,124,256	6,394
Euro-OAT Futures	3	March 2019	EUR	300	518,509	518,337	(172)
Long Gilt Futures	3	March 2019	GBP	300	467,460	470,977	3,517
U.S. T-Note 2 Yr (CBT) Futures	47	March 2019	USD	9,400	9,913,313	9,978,687	65,374

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at December 31, 2018	Unrealized Appreciation/ (Depreciation)
U.S. T-Note 10 Yr (CBT) Futures	17	March 2019	USD	1,700	$2,048,500	$2,074,266	$25,766

Sold Contracts
Euro Buxl 30 Yr Bond Futures	14	March 2019	EUR	1,400	2,855,049	2,897,234	(42,185)
U.S. 10 Yr Ultra Futures	21	March 2019	USD	2,100	2,647,094	2,731,641	(84,547)
U.S. T-Note 5 Yr (CBT) Futures	28	March 2019	USD	2,800	3,156,523	3,211,250	(54,727)
U.S. Ultra Bond (CBT) Futures	2	March 2019	USD	200	306,375	321,313	(14,938)

							$(72,906)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	MXN	11,646	USD	573	1/25/19	$(17,927)
Barclays Bank PLC	TRY	1,313	USD	212	1/15/19	(34,293)
Barclays Bank PLC	USD	208	KRW	230,899	2/20/19	(711)
Barclays Bank PLC	USD	462	TWD	14,161	3/14/19	4,067
Barclays Bank PLC	CNH	289	USD	42	3/20/19	(289)
Brown Brothers Harriman & Co.	EUR	640	USD	740	1/09/19	6,647
Brown Brothers Harriman & Co.	EUR	1,259	USD	1,432	1/09/19	(10,626)
Brown Brothers Harriman & Co.	USD	1,283	EUR	1,110	1/09/19	(10,730)
Brown Brothers Harriman & Co.	USD	858	EUR	753	1/09/19	5,338
Brown Brothers Harriman & Co.	CAD	1,087	USD	821	1/17/19	32,573
Brown Brothers Harriman & Co.	CHF	814	USD	820	1/17/19	(8,965)
Brown Brothers Harriman & Co.	USD	58	CHF	57	1/17/19	(279)
Brown Brothers Harriman & Co.	USD	362	CAD	481	1/17/19	(9,321)
Brown Brothers Harriman & Co.	PLN	428	USD	116	1/18/19	1,732
Brown Brothers Harriman & Co.	USD	295	SEK	2,658	1/23/19	5,402
Brown Brothers Harriman & Co.	USD	336	NOK	2,842	1/23/19	(7,280)
Brown Brothers Harriman & Co.	SGD	421	USD	306	1/24/19	(3,057)
Brown Brothers Harriman & Co.	TRY	1,002	USD	183	1/24/19	(3,596)
Brown Brothers Harriman & Co.	USD	110	MXN	2,231	1/25/19	3,019
Brown Brothers Harriman & Co.	USD	395	ZAR	5,506	1/30/19	(13,155)
Brown Brothers Harriman & Co.	ZAR	3,281	USD	228	1/30/19	833
Brown Brothers Harriman & Co.	ZAR	2,289	USD	158	1/30/19	(459)
Brown Brothers Harriman & Co.	USD	397	JPY	44,306	2/15/19	8,382
Brown Brothers Harriman & Co.	TRY	911	USD	135	2/28/19	(31,573)
Brown Brothers Harriman & Co.	NZD	144	USD	100	2/20/19	3,090
Brown Brothers Harriman & Co.	USD	42	TRY	282	2/26/19	9,155
Brown Brothers Harriman & Co.	CHF	128	USD	135	2/28/19	3,888
Brown Brothers Harriman & Co.	CHF	46	USD	47	2/28/19	(11)
Brown Brothers Harriman & Co.	GBP	1	USD	1	2/28/19	(9)
Brown Brothers Harriman & Co.	USD	80	TRY	549	2/28/19	21,133

28 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	ARS	3,879	USD	100	1/09/19	$(1,976)
Citibank, NA	GBP	123	USD	159	1/15/19	3,032
Citibank, NA	UYU	2,341	USD	71	1/22/19	(1,021)
Citibank, NA	USD	337	CLP	229,874	1/25/19	(5,845)
Citibank, NA	USD	252	KRW	278,918	2/20/19	(1,624)
Citibank, NA	USD	47	CHF	46	2/28/19	(96)
Citibank, NA	USD	223	TWD	6,826	3/14/19	1,306
Credit Suisse International	CNH	2,329	USD	337	1/09/19	(2,464)
Credit Suisse International	USD	212	TRY	1,312	1/15/19	34,080
Credit Suisse International	USD	213	TRY	1,296	1/17/19	29,373
Credit Suisse International	USD	246	JPY	27,340	2/15/19	4,594
Credit Suisse International	TRY	317	USD	43	2/28/19	(15,178)
Credit Suisse International	USD	47	CHF	46	2/28/19	(205)
Deutsche Bank AG	TRY	1,344	EUR	196	1/17/19	(26,629)
Deutsche Bank AG	INR	15,378	USD	211	3/18/19	(8,644)
Deutsche Bank AG	USD	225	INR	16,031	3/18/19	3,975
Goldman Sachs Bank USA	JPY	802,165	USD	7,123	2/15/19	(220,608)
Goldman Sachs Bank USA	AUD	1,524	USD	1,113	2/20/19	38,710
Goldman Sachs Bank USA	GBP	1,070	USD	1,358	2/28/19	(9,749)
JPMorgan Chase Bank, NA	USD	337	CNH	2,329	1/09/19	2,464
JPMorgan Chase Bank, NA	USD	159	GBP	123	1/15/19	(3,032)
JPMorgan Chase Bank, NA	CHF	802	USD	800	1/17/19	(17,275)
JPMorgan Chase Bank, NA	USD	109	TRY	600	1/24/19	2,683
Morgan Stanley Capital Services LLC	BRL	617	USD	159	1/03/19	39
Morgan Stanley Capital Services LLC	BRL	617	USD	157	1/03/19	(2,236)
Morgan Stanley Capital Services LLC	USD	158	BRL	617	1/03/19	843
Morgan Stanley Capital Services LLC	USD	159	BRL	617	1/03/19	(39)
Morgan Stanley Capital Services LLC	CAD	784	USD	591	1/17/19	16,655
Morgan Stanley Capital Services LLC	USD	157	BRL	617	2/04/19	2,201
Royal Bank of Scotland PLC	TRY	238	USD	41	2/28/19	(2,895)
Royal Bank of Scotland PLC	USD	275	TWD	8,388	3/14/19	550
Standard Chartered Bank	USD	198	IDR	3,018,458	1/29/19	11,257
Standard Chartered Bank	USD	231	KRW	256,969	2/20/19	564
Standard Chartered Bank	TWD	15,263	USD	501	3/14/19	(1,625)
UBS AG	EUR	16,095	USD	18,605	1/09/19	155,798
UBS AG	CAD	10,220	USD	7,742	1/17/19	252,311
UBS AG	USD	215	JPY	23,917	1/18/19	3,557
UBS AG	ZAR	6,482	USD	455	1/30/19	5,757

						$201,586

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPTIONS WRITTEN (see Note C)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Call
OTC – 1 Year Interest Rate Swap (j)	3 Month LIBOR	Morgan Stanley Capital Services LLC	2.94%	1/29/19	USD	2,100	$7,245	$(43,979)
Put
OTC – 1 Year Interest Rate Swap (j)	3 Month LIBOR	Bank of America, NA	3.33	2/28/19	USD	1,370	3,631	(298)
OTC – 1 Year Interest Rate Swap (j)	3 Month LIBOR	Morgan Stanley Capital Services LLC	3.44	1/29/19	USD	2,100	7,245	(40)

							$18,121	$(44,317)

CURRENCY OPTIONS WRITTEN (see Note C)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Put
BRL vs. USD/ Morgan Stanley Capital Services LLC (j)	BRL	4.170	02/2019	479,550	BRL	480	$1,110	$(664)
INR vs. USD/ JPMorgan Chase Bank, NA (j)	INR	71.320	02/2019	7,132,000	INR	7,132	926	(526)
MXN vs. USD/ Morgan Stanley Capital Services LLC (j)	MXN	23.820	02/2019	2,382,000	MXN	2,382	1,332	(42)
SGD vs. CHF/ UBS AG (j)	SGD	1.550	06/2019	155,000	SGD	155	469	(244)
TRY vs. CHF/ UBS AG (j)	TRY	5.900	02/2019	590,000	TRY	590	1,079	(1,558)
TRY vs. EUR/ Deutsche Bank AG (j)	TRY	7.510	01/2019	2,966,450	TRY	2,966	7,913	(517)
TRY vs. USD/ Barclays Bank PLC (j)	TRY	6.900	01/2019	3,140,000	TRY	3,140	10,178	(194)

							$23,007	$(3,745)

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxx Australia Series 30, 5 Year Index, 12/20/23*	(1.00)%	Quarterly	0.95%	USD	4,500	$(11,518)	$(42,974)	$31,456

Sale Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	4.50	USD	870	19,097	45,300	(26,203)
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	1.00	Quarterly	0.88	USD	4,500	26,784	81,125	(54,341)

						$34,363	$83,451	$(49,088)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	4,710	9/10/20	3 Month LIBOR	2.824%	Quarterly/ Semi-Annual	$43,618	$—	$43,618
USD	1,960	9/10/23	3 Month LIBOR	2.883%	Quarterly/ Semi-Annual	41,095	—	41,095
GBP	130	12/27/47	1.419%	6 Month LIBOR	Semi-Annual/ Semi-Annual	5,106	—	5,106
EUR	1,550	6/08/48	6 Month EURIBOR	1.545%	Semi-Annual/ Annual	88,965	—	88,965
USD	890	9/10/48	2.980%	3 Month LIBOR	Semi-Annual/ Quarterly	(33,532)	—	(33,532)

						$145,252	$—	$145,252

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.37%	USD	932	$(40,325)	$(18,010)	$(22,315)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.37	USD	100	(4,321)	(3,969)	(352)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.37	USD	360	(15,576)	(18,320)	2,744
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.37	USD	470	(20,336)	(22,869)	2,533
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.37	USD	3	(130)	(57)	(73)

						$(80,688)	$(63,225)	$(17,463)

*	Termination date

VARIANCE SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%	Maturity	AUD	6	$1,208	$	– 0	–	$1,208
AUD/JPY 3/03/20*	12.75	Maturity	AUD	3	(561)		– 0	–	(561)
AUD/JPY 4/16/20*	12.25	Maturity	AUD	7	(245)		– 0	–	(245)
AUD/JPY 5/07/20*	12.22	Maturity	AUD	5	(27)		– 0	–	(27)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90	Maturity	AUD	1	(225)		– 0	–	(225)
AUD/JPY 3/11/20*	12.80	Maturity	AUD	2	(386)		– 0	–	(386)

					$(236)	$	– 0	–	$(236)

*	Termination date

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the aggregate market value of these securities amounted to $22,806,991 or 49.6% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2018.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Non-income producing security.

(f)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(j)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARLLMONP – Argentina Blended Policy Rate

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EURIBOR – Euro Interbank Offered Rate

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 33

STATEMENT OF ASSETS & LIABILITIES

December 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $45,872,828)	$44,844,166
Affiliated issuers (cost $465,081)	465,081
Cash	9,990
Cash collateral due from broker	412,657
Foreign currencies, at value (cost $100,019)	100,188
Unrealized appreciation on forward currency exchange contracts	675,008
Unaffiliated interest receivable	351,758
Receivable from Adviser	49,556
Receivable for investment securities sold	10,558
Receivable for capital stock sold	2,527
Unrealized appreciation on variance swaps	1,208
Affiliated dividends receivable	750

Total assets	46,923,447

Liabilities
Swaptions written, at value (premiums received $18,121)	44,317
Options written, at value (premiums received $23,007)	3,745
Unrealized depreciation on forward currency exchange contracts	473,422
Payable for investment securities purchased	256,779
Market value of credit default swaps (net premiums received $63,225)	80,688
Transfer Agent fee payable	3,000
Unrealized depreciation on variance swaps	1,444
Payable for variation margin on futures	1,017
Payable for variation margin on centrally cleared swaps	208
Accrued expenses and other liabilities	115,595

Total liabilities	980,215

Net Assets	$45,943,232

Composition of Net Assets
Capital stock, at par	$4,758
Additional paid-in capital	47,378,415
Accumulated loss	(1,439,941)

Net Assets	$45,943,232

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$45,943,232	4,757,875	$9.66

See notes to financial statements.

34 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

Investment Income
Interest (net of foreign taxes withheld of $11,041)	$922,737
Dividends
Affiliated issuers	7,025	$929,762

Expenses
Advisory fee (see Note B)	45,311
Transfer agency-Advisor Class	19,039
Custodian	124,221
Legal	75,586
Administrative	67,975
Audit and tax	62,972
Amortization of offering expenses	46,188
Registration fees	37,500
Directors’ fees	17,560
Printing	12,650
Miscellaneous	38,293

Total expenses	547,295
Less: expenses waived and reimbursed by the Adviser (see Note B)	(457,127)

Net expenses		90,168

Net investment income		839,594

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(276,687	)(a)
Forward currency exchange contracts		1,827,791
Futures		198,088
Options written		47,985
Swaps		50,145
Swaptions written		17,603
Foreign currency transactions		(641,437)
Net change in unrealized appreciation/depreciation on:
Investments		(1,553,588)
Forward currency exchange contracts		526,532
Futures		(109,705)
Options written		19,601
Swaps		63,326
Swaptions written		(26,196)
Foreign currency denominated assets and liabilities		(12,753)

Net gain on investment and foreign currency transactions		130,705

Net Increase in Net Assets from Operations		$970,299

(a)	Includes foreign capital gains taxes of $14.

See notes to financial statements.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 35

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	June 28, 2017(a) to December 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$839,594	$262,955
Net realized gain (loss) on investment and foreign currency transactions	1,223,488	(142,515)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(1,092,783)	262,222

Net increase in net assets from operations	970,299	382,662
Distributions to Shareholders
Advisor Class	(2,305,754)	(501,767)
Return of Capital
Advisor Class	(77,538)	– 0	–
Capital Stock Transactions
Net increase	2,475,327	45,000,003

Total increase	1,062,334	44,880,898
Net Assets
Beginning of period	44,880,898	– 0	–

End of period	$45,943,232	$44,880,898

(a)	Commencement of operations.

See notes to financial statements.

36 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee International Bond Portfolio (the “Fund”), a diversified portfolio. The Fund commenced operations on June 28, 2017. The Fund has authorized issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class A, Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on

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NOTES TO FINANCIAL STATEMENTS (continued)

which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 39

NOTES TO FINANCIAL STATEMENTS (continued)

to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

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NOTES TO FINANCIAL STATEMENTS (continued)

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2018:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments—Treasuries	$	– 0	–	$21,681,362		$	– 0	–	$21,681,362
Corporates—Investment Grade		– 0	–	5,766,095			– 0	–	5,766,095
Local Governments—Provincial Bonds		– 0	–	4,196,800			– 0	–	4,196,800
Inflation-Linked Securities		– 0	–	2,405,921			– 0	–	2,405,921
Covered Bonds		– 0	–	2,205,636			– 0	–	2,205,636
Corporates—Non-Investment Grade		– 0	–	2,055,530			– 0	–	2,055,530
Governments—Sovereign Agencies		– 0	–	2,035,110			– 0	–	2,035,110
Collateralized Mortgage Obligations		– 0	–	1,863,228			– 0	–	1,863,228
Governments—Sovereign Bonds		– 0	–	1,033,890			– 0	–	1,033,890
Commercial Mortgage-Backed Securities		– 0	–	207,767			193,252		401,019
Supranationals		– 0	–	297,687			– 0	–	297,687
Emerging Markets—Treasuries		– 0	–	235,281			– 0	–	235,281
Emerging Markets—Sovereigns		– 0	–	225,882			– 0	–	225,882
Quasi-Sovereigns		– 0	–	192,621			– 0	–	192,621
Asset-Backed Securities		– 0	–	– 0	–		114,340		114,340
Options Purchased—Calls		– 0	–	68,784			– 0	–	68,784
Bank Loans		– 0	–	47,311			– 0	–	47,311
Emerging Markets—Corporate Bonds		– 0	–	16,649			– 0	–	16,649
Option Purchased—Puts		– 0	–	1,020			– 0	–	1,020
Short-Term Investments:
Investment Companies		465,081		– 0	–		– 0	–	465,081

Total Investments in Securities		465,081		44,536,574			307,592		45,309,247

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 41

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets
Futures	$123,663		$	– 0	–	$	– 0	–	$123,663	†
Forward Currency Exchange Contracts	– 0	–		675,008			– 0	–	675,008
Centrally Cleared Credit Default Swaps	– 0	–		45,881			– 0	–	45,881	†
Centrally Cleared Interest Rate Swaps	– 0	–		178,784			– 0	–	178,784	†
Variance Swaps	– 0	–		1,208			– 0	–	1,208
Liabilities
Futures	(196,569)			– 0	–		– 0	–	(196,569	)†
Forward Currency Exchange Contracts	– 0	–		(473,422)			– 0	–	(473,422)
Interest Rate Swaptions Written	– 0	–		(44,317)			– 0	–	(44,317)
Currency Options Written	– 0	–		(3,745)			– 0	–	(3,745)
Centrally Cleared Credit Default Swaps	– 0	–		(11,518)			– 0	–	(11,518	)†
Centrally Cleared Interest Rate Swaps	– 0	–		(33,532)			– 0	–	(33,532	)†
Credit Default Swaps	– 0	–		(80,688)			– 0	–	(80,688)
Variance Swaps	– 0	–		(1,444)			– 0	–	(1,444)

Total^	$392,175			$44,788,789			$307,592		$45,488,556

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities	Asset- Backed Securities			Total
Balance as of 12/31/17	$19,769	$	– 0	–	$19,769
Accrued discounts/(premiums)	360		15		375
Realized gain (loss)	138		– 0	–	138
Change in unrealized appreciation/depreciation	(537)		(660)		(1,197)

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	Commercial Mortgage- Backed Securities		Asset- Backed Securities		Total
Purchases	$174,164		$114,985		$289,149
Sales/Paydowns	(642)		– 0	–	(642)
Transfers into Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 12/31/18	$193,252		$114,340		$307,592

Net change in unrealized appreciation/depreciation from investments held as of 12/31/18**	$(537)		$(660)		$(1,197)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $94,183 were deferred and amortized on a straight line basis over a one year period starting from June 28, 2017 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .40% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index (“Index”) plus .70% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .00429% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the prior business day or, if the performance of the Index is made available to the Fund on a daily basis at a time sufficient to permit the calculation of the Performance Adjustment on a current-day basis while maintaining the Fund’s ability to meet applicable deadlines for publishing its daily net asset value per share, within a reasonable time after the commencement of such availability, through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .30% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by .70% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee

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rate of .10% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured (“Performance Period”) was initially from the commencement of operations to December 31, 2018 and thereafter is each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the year ended December 31, 2018, the Fund accrued advisory fees of $45,311, as reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .10% of the Fund’s average net assets, which reflected a (.30)% Performance Adjustment of $(135,931). For the Performance Period from June 28, 2017 to December 31, 2018, the Fund accrued advisory fees of $58,777, at an annual effective rate (excluding the impact from any expense waivers in effect) of .10% of the Fund’s average net assets, which reflected a (.30)% Performance Adjustment of $(176,332).

The Adviser has agreed to waive its fees and bear certain expenses through April 30, 2020 to the extent necessary to limit total expenses (other than the advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis from exceeding .10% of average daily net assets. For the year ended December 31, 2018, such reimbursements/waivers amounted to $388,433. Any fees waived and expenses borne by the Adviser through December 31, 2018 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fees were waived or the expenses were borne; such waivers/expenses borne that are subject to repayment amount to $262,859 for the fiscal period ended December 31, 2017 and $388,433 for the year ended December 31, 2018. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .10%.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc.

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(“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

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On November 20, 2018, AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended December 31, 2018, the Adviser voluntarily agreed to waive such fees in the amount of $67,975.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $18,000 for year ended December 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For year ended December 31, 2018, such waiver amounted to $719.

A summary of the Fund’s transactions in AB mutual funds for the year ended December 31, 2018 is as follows:

Fund	Market Value 12/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,145	$14,794	$15,474	$465	$7

Brokerage commissions paid on investment transactions for the year ended December 31, 2018 amounted to $2,581, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2018, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$36,950,279	$32,640,843
U.S. government securities	3,757,302	4,302,496

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$46,354,179

Gross unrealized appreciation	$1,500,787
Gross unrealized depreciation	(2,448,104)

Net unrealized depreciation	$(947,317)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended December 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities,

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including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price, as included on the Portfolio of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended December 31, 2018, the Fund held purchased options for non-hedging purposes.

During the year ended December 31, 2018, the Fund held written options for non-hedging purposes.

During the year ended December 31, 2018, the Fund held purchased swaptions for non-hedging purposes.

During the year ended December 31, 2018, the Fund held written swaptions for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of

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each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount. In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

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In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended December 31, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended December 31, 2018, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$123,663	*	Receivable/Payable for variation margin on futures	$196,569	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	178,784	*	Receivable/Payable for variation margin on centrally cleared swaps	33,532	*

Interest rate contracts	Investments in securities, at value	836

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NOTES TO FINANCIAL STATEMENTS (continued)

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts				Swaptions written, at value	$44,317

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$675,008		Unrealized depreciation on forward currency exchange contracts	473,422

Foreign currency contracts	Investments in securities, at value	68,968

Foreign currency contracts				Options written, at value	3,745

Foreign currency contracts	Unrealized appreciation on variance swaps	1,208		Unrealized depreciation on variance swaps	1,444

Credit contracts				Market value of credit default swaps	80,688

Credit contracts	Receivable/ Payable for variation margin on centrally cleared swaps	31,456	*	Receivable/ Payable for variation margin on centrally cleared swaps	80,544	*

Total		$1,079,923			$914,261

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$15,138	$135,218

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	198,088	(109,705)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$4,899		$(22,011)

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	17,603		(26,196)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	1,827,791		526,532

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(27,880)		32,180

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	47,985		19,601

Foreign currency	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	– 0	–	(236)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	35,007		(71,656)

Total		$2,118,631		$483,727

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended December 31, 2018.

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,500,000	(a)
Average notional amount of sale contracts	$4,748,571	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$20,578,123

Credit Default Swaps:
Average notional amount of sale contracts	$1,145,769

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$9,388,336
Average principal amount on sale contracts	$46,538,467

Futures:
Average original value on buy contracts	$10,397,381
Average original value on sale contracts	$8,250,590

Variance Swaps:
Average notional amount	$14,052

Purchased Swaptions:
Average notional amount	$4,224,900	(b)

Purchased Options:
Average notional amount	$1,402,649

Options Written:
Average notional amount	$2,931,777

Swaptions Written:
Average notional amount	$9,457,334	(b)

(a)	Positions were open for seven month during the period.

(b)	Positions were open for ten months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Bank of America, NA.	$721	$(721)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	42,866	(35,487)	– 0	–	– 0	–	7,379
Brown Brothers Harriman & Co.	101,192	(99,061)	– 0	–	– 0	–	2,131
Citibank, NA.	4,467	(4,467)	– 0	–	– 0	–	– 0	–
Credit Suisse International	68,047	(58,172)	– 0	–	– 0	–	9,875
Deutsche Bank AG	34,909	(34,909)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	38,710	(38,710)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	5,331	(5,331)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC .	19,853	(19,853)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC.	130	– 0	–	– 0	–	– 0	–	130
Royal Bank of Scotland PLC	550	(550)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank.	11,821	(1,625)	– 0	–	– 0	–	10,196
UBS AG	417,423	(1,802)	– 0	–	– 0	–	415,621

Total	$746,020	$(300,688)	$	– 0	–	$	– 0	–	$445,332	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Bank of America, NA.	$18,225	$(721)	$	– 0	–	$	– 0	–	$17,504
Barclays Bank PLC	35,487	(35,487)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	99,061	(99,061)	– 0	–	– 0	–	– 0	–
Citibank, NA.	10,562	(4,467)	– 0	–	– 0	–	6,095
Credit Suisse International	58,172	(58,172)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	40,944	(34,909)	– 0	–	– 0	–	6,035
Goldman Sachs Bank USA	230,968	(38,710)	– 0	–	– 0	–	192,258

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
JPMorgan Chase Bank, NA	$20,833	$(5,331)	$	– 0	–	$	– 0	–	$15,502
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC. .	83,042	(19,853)		– 0	–		– 0	–	63,189
Royal Bank of Scotland PLC	2,895	(550)		– 0	–		– 0	–	2,345
Standard Chartered Bank.	1,625	(1,625)		– 0	–		– 0	–	– 0	–
UBS AG	1,802	(1,802)		– 0	–		– 0	–	– 0	–

Total	$603,616	$(300,688)	$	– 0	–	$	– 0	–	$302,928	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended December 31, 2018	June 28, 2017* to December 31, 2017		Year Ended December 31, 2018	June 28, 2017* to December 31, 2017

Advisor Class
Shares sold	86,184	4,503,504		$860,414	$45,000,003

Shares issued in reinvestment of dividends and distributions	187,697	0	(a)	1,809,461	0	(b)

Shares redeemed	(19,510)	– 0	–	(194,548)	– 0	–

Net increase	254,371	4,503,504		$2,475,327	$45,000,003

*	Commencement of operations.

(a)	less than 0.5 shares.

(b)	less than $0.5.

At December 31, 2018, the Adviser owned 99% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

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NOTES TO FINANCIAL STATEMENTS (continued)

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Mortgage-Related Securities Risk—Investments in mortgage-related securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers may be subject to other risks, such as higher rates of default in the mortgages or risks associated with the nature and servicing of mortgages backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2018 and fiscal period ended December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,225,195	$501,767
Net long-term capital gains	80,559	– 0	–

Total taxable distributions paid	2,305,754	501,767
Return of Capital	77,538	– 0	–

Total distributions paid	$2,383,292	$501,767

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(235,553	)(a)
Other losses	(254,948	)(b)
Unrealized appreciation/(depreciation)	(949,427	)(c)

Total accumulated earnings/(deficit)	$(1,439,928	)(d)

(a)

As of December 31, 2018, the cumulative deferred loss on straddles was $69. As of December 31, 2018, the Fund had a post-October short term capital loss deferral of $37,587, and a post-October long term capital loss deferral of $197,897.

(b)	As of December 31, 2018, the Fund had a qualified late-year ordinary loss deferral of $254,948.

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NOTES TO FINANCIAL STATEMENTS (continued)

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the

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NOTES TO FINANCIAL STATEMENTS (continued)

other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended December 31, 2018		June 28, 2017(a) to December 31, 2017

Net asset value, beginning of period	$ 9.97		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.18		.10

Net realized and unrealized gain on investment and foreign currency transactions	.03		.00	(d)

Net increase in net asset value from operations	.21		.10

Less: Dividends and Distributions

Dividends from net investment income	(.48)		(.13)

Distributions from net realized gain on investment and foreign currency transactions	(.02)		– 0	–

Return of capital	(.02)		– 0	–

Total dividends and distributions	(.52)		(.13)

Net asset value, end of period	$ 9.66		$ 9.97

Total Return

Total investment return based on net asset value(e)	2.16%		1.05%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$45,943		$44,881

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)†	.20	%(g)	.19	%(h)

Expenses, before waivers/reimbursements(f)†	1.21	%(g)	2.39	%(h)

Net investment income(c)	1.85%		1.95	%(h)

Portfolio turnover rate	85%		30%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%		.01%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2018 and for the period ended December 31, 2017, such waiver amounted to less than 0.005% and 0.01% (annualized), respectively.

(g)

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting period vs. the Performance Period).

(h)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB FlexFee International Bond Portfolio:

Opinion on the Financial Statements:

We have audited the accompanying statement of assets and liabilities of AB FlexFee International Bond Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period June 28, 2017 (commencement of operations) to December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period June 28, 2017 (commencement of operations) to December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 26, 2019

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund for the calendar year ended December 31, 2018. For foreign shareholders, 25.74% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

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RESULTS OF SHAREHOLDERS MEETING

(unaudited)

A Special Meeting of Shareholders of AB Bond Fund, Inc. (the “Company”)—AB FlexFee International Bond Portfolio (the “Fund”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1:	To approve and vote upon the election of the Directors of the Company, each such Director to serve a term of indefinite duration and until his or her successor is duly elected and qualifies:

Director:	Voted For	Withheld Authority
Michael J. Downey	568,159,897	6,636,404
William H. Foulk, Jr.*	567,840,093	6,956,208
Nancy P. Jacklin	568,944,215	5,852,087
Robert M. Keith	569,042,667	5,753,635
Carol C. McMullen	569,162,511	5,633,791
Garry L. Moody	568,383,443	6,412,859
Marshall C. Turner, Jr.	568,160,864	6,635,437
Earl D. Weiner	567,806,291	6,990,010

2:	To vote upon the approval of the new advisory agreement for the Fund with AllianceBernstein L.P.

Voted For	Voted Against		Abstained		Broker- Non Votes
4,545,116	– 0	–	– 0	–	– 0	–

*	Mr. Foulk retired on December 31, 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS Paul J. DeNoon(2), Vice President Scott A. DiMaggio(2), Vice President Douglas J. Peebles(2), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-6003

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the portfolio is made by the Adviser. Messrs. DeNoon, DiMaggio, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 77 (2015)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2015)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 70 (2015)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 66 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	95	None

Earl D. Weiner,## 79 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Robert M. Keith, 58	President and Chief Executive Officer	See biography above.

Paul J. DeNoon, 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Director of Income Strategies.

Scott A. DiMaggio, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Director of Global Fixed Income and Canada Fixed Income.

Douglas J. Peebles, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief investment Officer of AB Fixed Income.

Matthew Sheridan 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke, 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vince S. Noto, 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB FlexFeeTM International Bond Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that

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an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB FlexFeeTM International Bond Portfolio (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards.

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The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the performance-based advisory fee (which consists of a base fee plus or minus a performance adjustment) and considered materials presented to them concerning the SEC’s published guidance on factors that should be considered in connection with fulcrum fee arrangements, including the following factors: (1) the fairness of the fulcrum fee; (2) selection of an appropriate index against which fund performance should be measured; (3) variations in periods used for computing average asset values and performance; (4) length of period over which performance is computed; (5) computation of performance over a rolling period; (6) performance for transitional periods; (7) computation of the performance of the fund and the index with respect to payment of dividends and capital gains distributions; and (8) avoidance of basing significant fee adjustments upon random or insignificant differences. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the performance-based advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed. The directors noted that, due to the performance fee component of the advisory fee, profitability would tend to be higher with better performance relative to the Fund’s benchmark index, which they considered to create an appropriate alignment of incentives.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the

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Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by each 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong

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preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset levels (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 91

NOTES

92 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

AB FLEXFEE INTERNATIONAL BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFIB-0151-1218

ITEM 2.    CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit Fees	Audit-Related Fees	Tax Fees
AB FlexFee International Bond	2017		$26,722	$—	$18,003
	2018		$33,879	$2,000	$24,350

AB FlexFee High Yield	2017		$114,071	$—	$35,656
	2018	*	$112,671		$41,164
	2018	**	$95,158	$—	$18,512

*	Year Ended October 2018
**	Year Ended December 2018

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

			All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB FlexFee International Bond	2017		$741,118	$18,003
				$—
				$(18,003)

	2018		$790,948	$26,350
				$(2,000)
				$(24,350)

AB FlexFee High Yield	2017		$758,771	$35,656
				$—
				$(35,656)

	2018	*	$598,743	$41,164
				$—
				$(41,164)

	2018	**	$783,110	$18,512
				$—
				$(18,512)

*	Year Ended October 2018
**	Year Ended December 2018

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 28, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 28, 2019